EXHIBIT 10.9

     17/3/98

               DATED 199[ ]







                          South Western Electricity plc





                                       and





                                     [USER]





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                             USE OF SYSTEM AGREEMENT

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


                                                 TABLE OF CONTENTS

Clause            Heading                                                                         Page

1. DEFINITIONS AND INTERPRETATION.............................................................................4
2. CONDITIONS PRECEDENT......................................................................................17
3. CONNECTION AGREEMENTS.....................................................................................18
4. USE OF SYSTEM ............................................................................................20
5. COMMENCEMENT, DURATION AND CONTROLLED MARKET START UP.....................................................21
6. CHARGES        ...........................................................................................21
7. BILLING AND PAYMENT BY SETTLEMENT CLASS...................................................................23
8. SITE SPECIFIC BILLING AND PAYMENT.........................................................................24
9. LIMITATION OF LIABILITY...................................................................................25
10. ENERGISATION, DE-ENERGISATION AND RE-ENERGISATION........................................................27
11. COMPLIANCE WITH THE DISTRIBUTION CODE....................................................................32
11A. COMPLIANCE WITH THE METER OPERATOR CODE OF PRACTICE.....................................................32
11B. COMPLIANCE WITH THE RADIO TELESWITCH AGREEMENT..........................................................32
12. METERING DATA AND METERING EQUIPMENT.....................................................................32
13. PROVISION OF INFORMATION.................................................................................34
14. DEMAND CONTROL...........................................................................................36
15. REVENUE PROTECTION.......................................................................................36
16. GUARANTEED PERFORMANCE STANDARDS.........................................................................36
17. VARIATIONS...............................................................................................37
18. TERMINATION..............................................................................................39
19. FORCE MAJEURE ...........................................................................................41
20. CONFIDENTIALITY RESTRICTIONS ON THE COMPANY..............................................................41
21. CONFIDENTIALITY RESTRICTIONS ON THE USER.................................................................43
22. DISPUTES  ...............................................................................................45
23. RESTRICTIVE TRADE PRACTICES ACT..........................................................................46
24. MISCELLANEOUS ...........................................................................................46
25. GOVERNING LAW ...........................................................................................49
26. ASSIGNMENT AND SUB-CONTRACTING...........................................................................49
27. COUNTERPARTS
SCHEDULE 1 - COVER...........................................................................................50
SCHEDULE 2 - MANDATORY TERM FOR SUPPLY CONTRACT..............................................................57
SCHEDULE 3 - USE OF SYSTEM CHARGES...........................................................................58
SCHEDULE 4 - TRANSACTIONAL CHARGES...........................................................................85
SCHEDULE 5 - CALCULATION OF INTEREST ON RECONCILIATION ACCOUNTS..............................................92
SCHEDULE 6 - BILLING AND PAYMENT DISPUTES....................................................................93
SCHEDULE 7 - APPROVAL AND PERMISSION PROCEDURES..............................................................96
SCHEDULE 8 - METERING FUNCTIONALITY AND DATA REQUIREMENTS....................................................99
SCHEDULE 9 - METERING ACCURACY..............................................................................104
SCHEDULE 10 - EVENT LOG.....................................................................................105
SCHEDULE 11 - DEMAND CONTROL................................................................................110
SCHEDULE 12 - STANDARD CONNECTION AGREEMENT.................................................................120
SCHEDULE 13 - REPORTING.....................................................................................122


AGREEMENT is made the                    day of                      199[  ]

BETWEEN:

(1) South Western Electricity plc, a company incorporated in England and Wales (registered No. 2366894), whose registered office is at 800 Park Avenue, Aztec West, Almondsbury, Bristol, BS32 4SE (the "Company");

(2)   [SUPPLIER] a company  incorporated  in  [England  and   Wales  [Scotland]
      (registered   No. [ ]],   whose  registered   office      is         at
     [                                                          ] (the "User"),

each a "party" and together the "parties".

WHEREAS:

(A) The Company is obliged by Condition 8B of its PES Licence to offer to enter into an agreement with the User for the provision of Use of Distribution System in accordance with the requirements set out in Condition 8B of its PES Licence.

(B) The Company has accordingly agreed to provide use of system to the User on the terms and conditions set out in this Agreement.

THE PARTIES AGREE as follows:

DEFINITIONS AND INTERPRETATION

In this Agreement except where the context otherwise requires the following expressions shall have the meanings set opposite them:

           "Accreditation"               means accreditation of any relevant
                                         person and certification of that
                                         person's business processes by the
                                         Accreditation Authority and
                                         "Accredited" shall be construed
                                         accordingly;

           "Accreditation Authority"     has the meaning given to that term in
                                         the Settlement Agreement;

           "Act"                         means the Electricity Act 1989;

           "Affiliate"                   in relation to either party means any
                                         holding company of that party, any
                                         subsidiary of that party or any
                                         subsidiary of a holding company of that
                                         party, in each case within the meaning
                                         of Sections 736, 736A and
                                         736B of the Companies Act 1985;

           "Approved Credit Rating"      has the meaning given to that term in
                                         Schedule 1;

           "Authorised Area"             means the area from time to time
                                         comprised in Schedule 1 of the PES
                                         Licence;

           "Competent                    Authority" means the
                                         Secretary of State, the
                                         Director, and any local or
                                         national agency, authority,
                                         department, inspectorate,
                                         minister, ministry, official
                                         or public or statutory
                                         person (whether autonomous
                                         or not) of the government
                                         of, the United Kingdom or of
                                         the European Union;

           "Condition 8 Statement"       means the statement in relation to
                                         charges for use of system for the time
                                         being in force pursuant to Condition 8
                                         of the PES Licence;

           "Condition 11E Statement"     means the statement in relation to
                                         charges for Metering and
                                         Data Services (as defined in
                                         the PES Licence) for the
                                         time being in force pursuant
                                         to Condition 11E of the PES
                                         Licence;

           "Connection Agreement"        means an agreement between the
                                         Company and any Customer
                                         which provides that the
                                         Customer has the right for
                                         that Customer's Installation
                                         to be and remain directly or
                                         indirectly connected to the
                                         Distribution System;

           "Controlled Market Start-Up"  means the phased implementation by the
                                         Director, in the period subsequent to
                                         31st August 1998, of trading
                                         arrangements designed to facilitate
                                         competition in  the supply of
                                         electricity, effected in accordance
                                         with Condition 7B of the PES
                                         Licence;

           "Cover"                       has the meaning given to that term in
                                         Schedule 1;

           "Customer"                    means a person to whom the User
                                         proposes to supply or for
                                         the time being supplies
                                         electricity through an Exit
                                         Point or from whom the User
                                         or any Relevant Exempt
                                         Supplier is entitled to
                                         recover charges,
                                         compensation or an account
                                         of profits in respect of
                                         electricity supplied through
                                         an Exit Point;

           "Customer's Installation"     means any structures, equipment,
                                         lines, appliances or devices
                                         used or to be used by any
                                         Customer and connected or to
                                         be connected directly or
                                         indirectly to the
                                         Distribution System;

           "Daily Statement"             means a statement
                                         based on the Supercustomer
                                         DUoS Report providing the
                                         data items set out in Data
                                         Transfer Catalogue D0242 as
                                         amended from time to time in
                                         accordance with the
                                         provisions of the Master
                                         Registration Agreement;

           "Data Aggregation Services
           Agreement"                    means any agreement between the
                                         Company in its capacity as
                                         Data Aggregator and the User
                                         for the provision of data
                                         aggregation services to be
                                         provided by the Data
                                         Aggregator;

           "Data Aggregator"            means a person appointed to provide the
                                         services described in
                                         Condition 11C paragraph 1(e)
                                         of the PES Licence in
                                         relation to the relevant
                                         Metering Point;

           "Data Collection Services
            Agreement"                   means any agreement between the
                                         Company in its capacity as
                                         Data Collector and the User
                                         for the provision of data
                                         collection services to be
                                         provided by the Data
                                         Collector;

           "Data Collector"              means a person
                                         appointed to provide the
                                         services described in
                                         Condition 11C paragraph 1(c)
                                         and (d) of the PES Licence
                                         in relation to the relevant
                                         Metering Point;

           "Data Protection Act"         means the Data Protection Act 1984;

           "Data Transfer Catalogue"     means the catalogue of data flows,
                                         data definitions and data formats as
                                         annexed to the Master Registration
                                         Agreement;

           "Data Transfer Network"       means the electronic network provided
                                         as part of the Data Transfer Service;

           "Data Transfer Service"       means the service to be provided by the
                                         Data Transfer Service Controller and
                                         described in Condition 11B of the
                                         PES Licence;

           "Data  Transfer Service
           Agreement"
                                         means the agreement dated
                                         30th July 1997 between the
                                         Data Transfer Service
                                         Controller, and users of the
                                         Data Transfer Service as at
                                         the date of this Agreement;

           "Data Transfer Service
            Controller"                  means the body established by all
                                         Public Electricity Suppliers (as
                                         defined in the Act) to provide the Data
                                         Transfer Service;

           "De-energise"                 means, in relation to any
                                         Metering Point, deliberately
                                         to prevent the flow of
                                         electricity from the
                                         Distribution System through
                                         the relevant Exit Point (or,
                                         in the case of an Unmetered
                                         Supply, any one or more of
                                         the relevant Exit Points) to
                                         the relevant Customer's
                                         Installation for any purpose
                                         other than a System Outage;

           "De-energisation Works"       means the movement of any switch, the
                                         removal of any fuse or meter, or the
                                         taking of any other step to De-energise
                                         a Metering Point;

           "De-register"                means in relation to a Metering Point to
                                        change the status of the Supply Number
                                        relating to that Metering Point within
                                        MPAS so as to prevent any further
                                        Registrations (as defined by the Master
                                        Registration Agreement) in respect of
                                        that Supply Number ("De-registered"
                                        shall be construed accordingly and
                                        "De-Registration Notice" shall be
                                        construed as a notice issued by the
                                        Company to De-Register);

           "Directive"                  includes any present or future
                                        directive, requirement, instruction,
                                        direction or rule of any  Competent
                                        Authority (but only, if not having the
                                        force of law, if  compliance with the
                                        Directive is in accordance with the
                                        general practice of persons to whom the
                                        Directive is addressed)  and
                                        includes any modification, extension or
                                        replacement thereof then in force;

           "Director"                   means the Director General of
                                        Electricity Supply appointed for the
                                        time being pursuant to the Act;

           "Disconnection Notice"       means a notice sent by the User to the
                                        Company pursuant to Clause 10 and which:

                                         (a)      identifies the Metering Point
                                                  to which the notice relates
                                                  by reference to the Supply
                                                  Number for that Metering
                                                  Point; and

                                         (b)      requests the Company to send
                                                  a De-Registration Notice to
                                                  the MPAS Operator instructing
                                                  it to De-register the
                                                  Metering Point;

           "Dispute Final
           Reconciliation Run"          means [awaiting Settlement
                                        Agreement definition];


           "Distribution Business"      has the meaning given
                                        to that term in the PES Licence;

           "Distribution Code"          means the distribution code established
                                        pursuant to the PES Licence;

           "Distribution  System"       means the Company's system for the
                                        distribution of electricity and shall
                                        have the meaning given to
                                        the phrase "Licensee's Distribution
                                        System" in the PES Licence;

           "Enabling Agreement"         means an agreement for the provision of
                                        Exempt Supply Services;

           "Energise"                   means, in relation to any
                                        Metering Point, deliberately
                                        to allow the flow of
                                        electricity from the
                                        Distribution System through
                                        the relevant Exit Point (or,
                                        in the case of an Unmetered
                                        Supply, any one or more of
                                        the relevant Exit Points) to
                                        the relevant Customer's
                                        Installation where such a
                                        flow of electricity has
                                        never previously existed;

           "Energisation Works"         means the movement of any switch or the
                                        addition of any fuse or meter to
                                        Energise a Metering Point;

           "ERS" means the electronic registration system operated by the Settlement System Administrator in England and Wales pursuant to the terms of the Settlement Agreement;

           "ESPR" means the Electricity (Standards of Performance) Regulations 1993 SI 1993/1193 as amended or re-enacted from time to time;

           "Equivalent Meter"           means an equivalent half hourly meter as
                                        defined by the Unmetered Supplies
                                        Procedure;

           "Exempt Supplier"            means a person who is authorised to
                                        supply electricity by an exemption
                                        granted under section 5 of the Act;

           "Exempt Supply Services"     means exempt supply services as
                                        defined in Condition 1 of the PES
                                        Licence but disregarding any reference
                                        to those services being
                                        provided by the Company;

           "Exit Point" means a point of connection at which a supply of electricity may flow between the Distribution
                                        System and the Customer's
                                        Installation or User's
                                        Installation or the
                                        distribution system of
                                        another person;

           "Final Reconciliation Run"   means [awaiting Settlement Agreement
                                        definition];

           "Force Majeure"              means any event or circumstance
                                        which is beyond the reasonable control
                                        of either party and which results in
                                        or causes the failure of
                                        that party to perform any of
                                        its obligations under this
                                        Agreement including act of
                                        God, strike, lockout or
                                        other industrial
                                        disturbance, act of the
                                        public enemy, war declared
                                        or undeclared, threat of
                                        war, terrorist act,
                                        blockade, revolution, riot,
                                        insurrection, civil
                                        commotion, public
                                        demonstration, sabotage, act
                                        of vandalism, lightning,
                                        fire, storm, flood,
                                        earthquake, accumulation of
                                        snow or ice, explosion,
                                        fault or failure of plant or
                                        machinery which (in each
                                        case) could not have been
                                        prevented by Good Industry
                                        Practice, governmental
                                        restraint, Act of
                                        Parliament, other
                                        legislation, bye law and
                                        Directive (not being any
                                        order, regulation or
                                        direction under Section 32,
                                        33, 34 or 35 of the Act) or
                                        the failure of any generator
                                        or NGC to deliver
                                        electricity to the Company
                                        or any deficiency in such
                                        delivery to the extent that
                                        such failure or deficiency
                                        or the consequences thereof
                                        could not have been
                                        prevented by Good Industry
                                        Practice by the Company,
                                        provided that lack of funds
                                        shall not be interpreted as
                                        a cause beyond that party's
                                        reasonable control;

           "Gateway"                    has the  meaning  given to that term in
                                        the  Data  Transfer Service Agreement;

           "Good Industry Practice"     means the exercise of that degree of
                                        skill, diligence, prudence
                                        and foresight which would
                                        reasonably and ordinarily be
                                        expected from a skilled and
                                        experienced operator engaged
                                        in the same type of
                                        undertaking under the same
                                        or similar circumstances;

           "Grid Code"                  means the Grid Code established pursuant
                                        to  NGC's  transmission licence;

           "Grid Supply Point"          means [awaiting Settlement Agreement
                                        definition];

           "Grid Supply Point Group"    means [awaiting  Settlement  Agreement
                                        definition];

          "Initial Account"             has the meaning given to that term
                                        in Clause  7.3;

           "Initial  Settlement
           and Reconciliation           means [awaiting  Settlement Agreement
           Agent"                       definition];

           "Initial Settlement Run"     means [awaiting Settlement Agreement
                                        definition];
           "Invoice  Date"              means a date on which an account
                                        (including an Initial Account or
                                        Reconciliation  Account) is produced by
                                        the Company pursuant to this Agreement;

           "Key" means a rechargeable key-shaped device containing a memory chip which is encoded or charged at a Vending Outlet with the amount paid and is used as the mechanism for transferring payment for energy to a Key Meter. Following transfer of payment a Key may be recharged and reused. Keys will also transmit data, including meter readings and tariff details, between vending equipment and Key Meters and can provide instructions to re-program Key Meters;

           "Key  Meter"                 means a Prepayment  Meter which operates
                                        using a Key;  "kVA" means
                                        kilovoltamperes;

           "Line Loss Factor"           means [awaiting Settlement
                                        Agreement definition];

           "Line Loss Factor Class"     means [awaiting Settlement Agreement
                                        definition];

            "Market Domain I.D."        has the meaning given to that term in
                                        the Data Transfer Service Agreement;

           "Master Connection  and
           Use of System                means the agreement of that name dated
                                        30th March 1990 Agreement" governing
                                        connection  to and use of NGC's
                                        transmission  system,  as at the
                                        date of this Agreement;

           "Master Registration
           Agreement"                   means the agreement of that name dated
                                        [ ],  as at the  date  of  this
                                        Agreement;

           "Maximum  Capacity"          has the meaning (if any) given to
                                        that term in the relevant Connection
                                        Agreement;

           "Maximum Power
           Requirement"                 means the maximum amount of electricity
                                        expressed in kilowatts or
                                        kilovoltamperes which is requested by
                                        the relevant Customer  to be supplied
                                        through an Exit Point;

           "Meter Administrator"        means a duly Accredited person appointed
                                        by a Customer to administer an
                                        Equivalent Meter pursuant to the
                                        Unmetered Supplies Procedure;


           "Meter Operation
           Services Agreement"          means any agreement between the Company
                                        in its capacity as Meter Operator and
                                        the User for the provision  of
                                        meter operation services to be provided
                                        by the Meter Operator;

           "Meter  Operator"            means a person appointed by the User,
                                        or where applicable the Customer to
                                        provide the services described  in

                                        Condition  11C paragraphs  1(a) and 1(b
                                        of the PES  Licence  in relation to the
                                        relevant Metering Point and Accredited by the Accreditation Authority;

           "Meter Operator Code
           of Practice"                 means the code of practice of that name,
                                        as amended from time to time, pursuant
                                        to the Meter Operator Code of Practice
                                        Agreement;

           "Metered Data"               means data concerning the quantities of
                                        energy exported or imported, measured,
                                        collected, recorded or otherwise
                                        determined pursuant to the Settlement
                                        Agreement;

           "Metering Point"             has the meaning given to that term in
                                        the Master Registration Agreement;
                                        "MPAS"  has the meaning given to that
                                        term in the Master Registration
                                        Agreement;

           "MPAS Operator"              means the Company in its capacity as the
                                        person who provides the services
                                        described in Condition 11B of the PES
                                        Licence;

          "NGC"                         means The National Grid Company plc;

           "Operational Metering
           Equipment"                   means metering equipment suitable to
                                        provide the Company with such data as it requires for use of system or operational purposes;

           "PES Licence"                means the public electricity supply
                                        licence granted to the Company pursuant
                                        to section 6 (1) (c) of the Act, as at
                                        the date of this Agreement;

           "Prepayment Infrastructure
           Services Agreement"          means any agreement between the Company
                                        and the User for the
                                        provision of prepayment infrastructure
                                        services to be provided by the Company
                                        pursuant to Condition 11C paragraph
                                        1(f) of the PES  Licence;

           "Prepayment Meter"           means a metering system that permits
                                        the supply of electricity  under
                                        arrangements which provide for
                                        the electricity supplied to be paid for
                                        in full in advance of its
                                        consumption and the recovery of sums in
                                        respect of the other matters referred
                                        to in paragraph 12(2) of Schedule 7 to
                                        the Act;


           "Prescribed  Period"         shall have the meaning given to that
                                        term in the ESPR;

           "Prescribed  Sum"            shall have the meaning given to that
                                        term in the ESPR;

           "Profile  Class"             means  [awaiting  Settlement
                                        Agreement definition];

           "Quarter"                    means the period of three months
                                        commencing on 1st January, 1st April,
                                        1st July and 1st October in
                                        each year;

           "Radio  Teleswitch
            Agreement"                  means the agreement of that name
                                        detailing the rights and obligations
                                        of inter alios, the Company and the
                                        User  in  relation  to the  use of
                                        radio teleswitches;

           "Reconciliation  Account"    has the meaning given to that term in
                                        Clause  7.4;

           "Reconciliation  Run"        means  [awaiting Settlement Agreement
                                        definition];

           "Re-energise"                means, in relation to any Metering
                                        Point, deliberately to allow the flow of electricity from the Distribution
                                        System through the relevant Exit Point
                                        (or, in the case of an Unmetered Supply, any one or more of the relevant Exit
                                        Points) to the relevant Customer's
                                        Installation where such flow of
                                        electricity was previously prevented by
                                        De-energisation Works;

           "Re-energisation Works"      means the movement of any switch, the
                                        replacement of any fuse or meter,
                                        or the taking of any other step to
                                        Re-energise a Metering  Point;

           "Registration Notice"        means a notice sent to the MPAS
                                        Operator by either the User or the
                                        Company, as the case may be, instructing the MPAS Operator to change the status of a Metering Point in the way set out in the notice;

           "Regulations"                means the Electricity Supply
                                        Regulations 1988 SI 1988/1057  as
                                        amended or re-enacted from time to
                                        time;

           "Related  Undertaking"       in relation to either party means any
                                        undertaking in which that party has  a
                                        participating interest as defined in
                                        Section 260 of the Companies
                                        Act 1985;

           "Relevant  Exempt
            Supplier"                   means an Exempt Supplier which has
                                        entered into an Enabling  Agreement
                                        with the User in respect of supplies of
                                        electricity  to  Customers of that
                                        Exempt Supplier;

           "Relevant Instruments"       means:

                                        (a)      the Act and all subordinate
                                                 legislation made under
                                                 the Act, as at the date of
                                                 this Agreement;

                                        (b)      the Data Protection Act and
                                                 all subordinate legislation
                                                 made under it, as at the date
                                                 of this Agreement;

                                        (c)      the PES Licence and
                                                 the Second Tier
                                                 Supply Licence, and
                                                 any determination
                                                 or notice made or
                                                 issued by the
                                                 Director pursuant
                                                 to the terms
                                                 thereof;

                                        (d)      the Settlement Agreement;

                                        (e)      the Data Transfer Service
                                                 Agreement;

                                        (f)      the Master Registration
                                                 Agreement; and

                                        (g)      the Master Connection and Use
                                                 of System Agreement,

                                        and whether under any of the foregoing
                                        or otherwise, all authorisations,
                                        approvals, licences, exemptions,
                                        filings, registrations, notarisations,
                                        consents and other matters, which are
                                        required, or which the Company acting in accordance with Good Industry Practice would obtain, in connection with the provision of the services under this Agreement, of or from any
                                        Competent Authority as at
                                        the date of this Agreement;

           "Revenue Protection Code
           of Practice"                 means the code of practice
                                        detailing the rights and
                                        obligations of, inter alios,
                                        the Company and the User in
                                        relation to the prevention
                                        of meter interference and
                                        other forms of illegal
                                        abstraction of electricity
                                        titled Revenue Protection -
                                        Code of Practice as amended
                                        from time to time in
                                        accordance with its terms;

           "Second Tier Supply
            Business"                 has the meaning given to that term in
                                      the PES Licence;

           "Second Tier
            Supply Licence"           means the second tier
                                      supply licence granted to the User to
                                      supply electricity  pursuant to
                                      Section 6 (2) of the Act and
                                      covering the relevant part of the
                                      Authorised  Area,  as at
                                      the date of this Agreement;


           "Secretary of State"        has the meaning given to that expression
                                       in the Interpretation Act 1978;

           "Security and Safety
           of Supplies Statement"       means the statement  in relation to
                                        security and safety of supplies for the
                                        time being in force  pursuant to
                                        Condition 9A of the PES Licence;

           "Service Agreements"         means the:

                                        (a)    Master Registration Agreement;

                                        (b)    Data Transfer Service Agreement;

                                        (c)    Meter Operation Services
                                               Agreement;

                                        (d)    Prepayment Infrastructure
                                               Services Agreement;

                                        (e)    Data Collection Services
                                               Agreement; and

                                        (f)    Data  Aggregation Services
                                               Agreement;
           "Settlement"                 means [awaiting Settlement Agreement
                                        definition];

           "Settlement Agreement"       means the Pooling and Settlement
                                        Agreement dated 30th March
                                        1990 (as amended), including
                                        all Service Lines and Agreed
                                        Procedures (as therein
                                        defined) made under it, as
                                        at the date of this Agreement;

           "Settlement Class"           means [awaiting Settlement Agreement
                                        definition];

           "Settlement Day"             means [awaiting Settlement Agreement
                                        definition];

           "Settlement Data"            means data used in the Settlement
                                        System including data provided pursuant
                                        to the Master Registration Agreement,
                                        Data Aggregation Services Agreement,
                                        Data Collection Services Agreement,
                                        Meter Operation Services Agreement [and
                                        the Prepayment Infrastructure Services
                                        Agreement];

           "Settlement Register"        means [awaiting Settlement Agreement
                                        definition];

           "Settlement Run"             means as appropriate, an Initial
                                        Settlement Run, Reconciliation Run,
                                        Final Reconciliation Run or Dispute
                                        Final Reconciliation Run;

           "Settlement Timetable"       means [awaiting Settlement Agreement
                                        definition];

           "Settlement System"          means [awaiting Settlement Agreement
                                        definition];

           "Settlement System
            Administrator"              means [awaiting Settlement Agreement
                                        definition];

           "Standard Connection
           Agreement"                   means a Connection Agreement on standard
                                        terms  of connection prepared by the
                                        Company and approved by the
                                        Director under Condition 8C
                                        of the PES Licence as
                                        amended from time to time
                                        with the approval of the
                                        Director, the terms of which
                                        as at the date of this
                                        Agreement are set out at
                                        Schedule 12;

           "Standard Settlement
           Configuration"               means [awaiting Settlement Agreement
                                        definition];

           "Supercustomer DUoS Report"  means a report of profiled data by
                                        Settlement Class providing the data
                                        items set out in Data Transfer
                                        Catalogue D0030 (as amended
                                        from time to time in
                                        accordance with the
                                        provisions of the Master
                                        Registration Agreement);

           "Supply Business"            has the meaning given to that term in
                                        the PES Licence;

           "Supply Contract"            means a contract (whether oral or in
                                        writing)  between the
                                        User or any Relevant Exempt
                                        Supplier and a Customer for
                                        a supply of electricity to
                                        such Customer through an
                                        Exit Point from time to
                                        time;

           "Supply Number"              has the meaning given to that term in
                                        the Master Registration Agreement;

           "System Outage"              means in relation to the Distribution
                                        System a planned or unplanned
                                        interruption to the flow of electricity
                                        through the whole or part of the
                                        Distribution System implemented by
                                        or on behalf of the Company for safety
                                        or system security reasons or to enable
                                        the Company to inspect or effect
                                        alterations,  maintenance,  repairs or
                                        additions to any part of the
                                        Distribution System;

           "Systems"                    means [     ];

                                      Note:  To be resolved in the  STS/JPW
                                      debate on  Millennium Compliance

           "Tariff Customer"          shall have the meaning given to that term
                                      in the Act;

           "Time Pattern Regime"            means [awaiting Settlement
                                            Agreement definition];

           "Tariff Management Agreement"    means the agreement of that
                                            name dated   [   ]
                                            governing the establishment
                                            of a forum to  oversee  the
                                            allocation and use of Key
                                            Meter tariffs;

           "Transactional Charges"            means the charges payable
                                              for the services listed in
                                              Part 1 of Schedule 4;

           "Unit"                             means kilowatt hour;

           "Unit Rate"                        means a charge in pence
                                              and/or pound(s) applied to
                                              a Unit;

           "Unmetered Connection Agreement"   means a Connection Agreement
                                              relating to an Unmetered
                                              Supply which regulates
                                              (amongst other things) the
                                              preparation and keeping
                                              up-to-date of an inventory
                                              of the Customer's
                                              Installation;

           "Unmetered Supplies Certificate"    means
                                               a certificate issued by the
                                               Company in its sole
                                               discretion to a Customer
                                               under the Unmetered Supplies
                                               Procedure which states
                                               (amongst other things) the
                                               Supply Numbers of the
                                               Metering Points by reference
                                               to which the Company has
                                               authorised the Customer to
                                               receive Unmetered Supplies;

           "Unmetered Supplies Procedure"      means  the  [Agreed
                                               Procedure] of that name
                                               [established
                                               under the Settlement Agreement];

           "Unmetered Supply"                  means a supply of
                                               electricity the quantity of
                                               which the Company through
                                               the issue of a relevant
                                               Unmetered Supplies
                                               Certificate has authorised
                                               not to be measured by
                                               physical metering equipment;

           "Use of Distribution System"        means the use of the
                                               Distribution System for the
                                               passing of electricity into
                                               the Distribution System and
                                               for the transportation of
                                               such electricity by the
                                               Company through the
                                               Distribution System to Exit
                                               Points;

           "Use of System Charges"             has the meaning given to
                                               that term in Clause 6.1;

           "User's Installation"               means structures, equipment,
                                               lines, appliances or devices
                                               connected or to be
                                               connected to the
                                               Distribution System at
                                               any Exit Point used or to be
                                               used by the User in
                                               connection with this
                                               Agreement;

           "Value Added Tax" has the meaning given to that term in the Value Added Tax Act 1994 and any tax of a similar nature which may be substituted for or levied in addition to it;

           "Vending Outlet"                    means a vending machine
                                               or retail outlet authorised
                                               by the Company to operate
                                               equipment for charging Keys
                                               on its behalf; and

           "Working Day"                       has the meaning given to
                                               that term in section 64 of
                                               the Act.

In this Agreement, unless the context requires otherwise, any reference to:

1.2   1.2.1   a "person" includes a reference to a body corporate, association or partnership;

      1.2.2   the singular shall include the plural and vice versa;

      1.2.3   this "Agreement" shall mean this agreement and the Schedules;

      1.2.4 a Clause or Schedule is a reference to a clause of or schedule to this Agreement;

      1.2.5 writing includes all methods of reproducing words in a legible and non-transitory form; and

      1.2.6 a charging period is, subject to any contrary indication, a reference to the period specified in Schedule 3 or Schedule 4 as appropriate (or if no period is specified a calendar month).

1.3 The headings in this Agreement are for ease of reference only and shall not affect its interpretation.

1.4 In this Agreement, references to "include" or "including" are to be construed without limitation to the generality of the preceding words.

2.   CONDITIONS PRECEDENT

     The provisions of Clauses 4, 6, 7, 8, 10 and 12 to 16 inclusive of this Agreement are conditional upon each of the following conditions precedent being fulfilled:

     2.1.1    the User holding the Second Tier Supply Licence;

     2.1.2    the Company holding the PES Licence;

     2.1.3 both parties having entered into the Master Connection and Use of System Agreement and any necessary supplemental agreement pursuant to it;

     2.1.4 both parties being a party to, and a pool member under, the Settlement Agreement;

     2.1.5 there being in full force and effect as between the parties the Master Registration Agreement and Data Transfer Service Agreement, such agreements being unconditional save for any conditions that this Agreement becomes unconditional; and

     2.1.6 where the User does not hold an Approved Credit Rating, provision by the User of any Cover that may be required by the Company in accordance with Schedule 1.

2.2 If the conditions precedent set out in Clause 2.1 are not fulfilled at the date hereof each party shall use reasonable endeavours to procure the fulfilment of those conditions relating to it which have not already been fulfilled.

2.3 Once each of the conditions precedent in Clause 2.1 has been fulfilled, each party shall use reasonable endeavours to keep such conditions precedent relating to it fulfilled throughout the term of this Agreement.

2.4 If any of the conditions precedent set out in Clause 2.1 has not been fulfilled or waived within 3 months of the execution of this Agreement then, subject to any accrued rights and obligations of either party (including any claim either party may have pursuant to the provisions of Clause 2.2 or 2.3) this Agreement shall automatically terminate

2.5 Neither party shall be obliged to perform any of its obligations under this Agreement, and in particular the obligations set out in Clause 2.1, except for the obligation set out in Clause 2.1.6, prior to the commencement of Controlled Market Start-Up in the Authorised Area.

3.  CONNECTION AGREEMENTS

3.1 The Company hereby appoints the User as its agent for the purpose of procuring Standard Connection Agreements in accordance with Clause 3.2 and 3.5 and the User agrees to act in that capacity. In respect of the Customers of a Relevant Exempt Supplier, the User is authorised to and shall appoint the Relevant Exempt Supplier as the sub-agent of the User for the purpose of procuring Standard Connection Agreements in accordance with Clause 3.2 and 3.5 and shall procure that the Relevant Exempt Supplier agrees to and does act in that capacity. The User shall and shall procure that such sub-agent shall:

          3.1.1 not pledge the credit of the Company in any way;

          3.1.2not make or give any representation or warranty in relation to the Company unless the representation or warranty itself has been expressly approved in writing by the Company;

          3.1.3not agree or purport to agree to any obligations on the Company other than those in the Standard Connection Agreement; and

          3.1.4not agree or  purport  to agree  any  variation to any Standard
               Connection Agreement.

     3.2 Subject to the provisions of Clause 3.5, the User shall procure that on each occasion on which it or any Relevant Exempt Supplier enters into a Supply Contract (whether written or oral) (except for the renewal of an existing Supply Contract entered into after [31 August 1998]) that unless and to the extent that the provisions of Clause 3.5 apply to the relevant Customer:

3.2.1     there is included in that Supply Contract the term set out in
          Schedule 2 or another term having the same effect as that term and that such term is drawn to the attention of the relevant Customer before the Supply Contract is entered into; and

3.2.2 the Customer simultaneously enters into a Standard Connection Agreement in relation to the connection of each Exit Point through which the supply of electricity to the relevant Metering Point(s) will flow.


3.3 The User shall indemnify the Company against all actions, proceedings, costs, demands, claims, expenses, liability, loss or damage arising from, or incurred by the Company as a consequence of, the User or any Relevant Exempt Supplier failing to comply with Clause 3.2. Where the User or any relevant Exempt Supplier does not on the Company's reasonable request in the context of an actual or threatened dispute, difference or disagreement with the relevant Customer, provide sufficient evidence to establish in any such case that a Standard Connection Agreement was procured in accordance with Clause 3.2 or Clause 3.5 (where the User has procured a Standard Connection in accordance with Clause 3.5), then the User shall indemnify the Company as if no Standard Connection Agreement had been procured. Where such records are released to the Company such records shall be subject to the Company's obligations of confidentiality under Clause 20.

3.4 Where the User or any Relevant Exempt Supplier has procured a Standard Connection Agreement on behalf of the Company and the Company intends to negotiate non-standard terms to apply in addition to or in substitution for the terms under the Standard Connection Agreement, the Company shall notify the User that the Company intends that non-standard terms will apply in respect of that connection. Where non-standard terms are agreed, the Company shall notify the User as soon as reasonably practicable of any non-standard terms which affect the Use of System Charges payable in respect of that Customer.


3.5 Notwithstanding the provisions of Clause 3.2, when at any time prior to 31st March 2000 the User or any Relevant Exempt Supplier proposes to enter into or enters into a Supply Contract with any Customer who:

    3.5.1 is being supplied with electricity other than as a Tariff Customer of the Company before [31st August 1998]; and

    3.5.2 as a relevant demand in Megawatts calculated in accordance with Condition 2 of the Second Tier Supply Licence at the premises to which that supply is made in excess of 0.1 of a Megawatt; and

    3.5.3 has prior to [date 3 months before 31st August 1998] failed to enter into a Connection Agreement in respect of Exit Points at the premises referred to in Clause 3.5.2 through which the supply of electricity will flow under the Supply Contract to be entered into or entered into between the User or any Relevant Exempt Supplier and the relevant Customer.

      then by way of exception from the provisions of Clause 3.2 and in respect of the Exit Points referred to in Clause 3.5.3 and any Exit Point through or at which the Customer commences to receive a supply after the date of this Agreement in excess of 0.1 of a Megawatt calculated on the basis set out in Clause 3.5.2, the User shall be obliged only to, and shall procure that any Relevant Exempt Supplier will, use its reasonable endeavours to procure that the relevant Customer simultaneously enters into a Standard Connection Agreement in relation to each of the Exit Points referred to in Clause 3.5.3. Where the User procures a Standard Connection Agreement from a customer pursuant to this Clause 3.5 it shall notify the Company as soon as reasonably practicable.

4.   USE OF SYSTEM

4.1 Subject to the terms of this Agreement, the Company shall transport electricity through the Distribution System to each Exit Point relating to a Metering Point or Metering Points registered to the User under the Master Registration Agreement or in ERS subject to any arrangements made between the respective Customers and the Company and the requirements (if any) of the respective Customers agreed between such Customers and the Company up to the Maximum Capacity (if any) and subject to such variations (if any) as may be permitted by the Regulations.

4.2 The obligation of the Company to transport electricity to a particular Exit Point pursuant to Clause 4.1 is in each case subject to:

4.2.1 the User being authorised by its Second Tier Supply Licence to supply electricity to each of the premises to be supplied with electricity through such Exit Point;

4.2.2 unless and to the extent that the provisions of Clause 3.5 apply to the relevant Exit Point there being a Connection Agreement in full force and effect relating to the connection of the relevant Customer's Installation;

4.2.3 the User being validly registered under the Master Registration Agreement or in ERS in respect of each Metering Point relating to Customers to be supplied by the
User through such Exit Point;

4.2.4 the Company receiving confirmation that a Meter Operator, Data Collector and Data Aggregator, which in each case has been Accredited, have been appointed for each Metering Point relating to Customers to be supplied through such Exit Point. (For the avoidance of doubt, no Meter Operator is required to be appointed in relation to an Unmetered Supply);

 4.2.5
subject to Clause 12.9, the Company receiving confirmation that metering equipment has been installed in accordance with Clause 12; 4.2.6 where applicable, the Company receiving confirmation that the User has given notice of that Exit Point to NGC pursuant to the Master Connection and Use of System Agreement;

4.2.7 where the User intends to supply any Unmetered Supply there being in full force and effect in relation to each relevant Exit Point an Unmetered Supplies Certificate and an Unmetered Connection Agreement;

4.2.8
where the User intends to supply an Unmetered Supply which is to be submitted to Settlement on the basis of half-hourly data generated by an equivalent meter, a Meter Administrator having been and remaining appointed by the Customer;

4.2.9
the Company not being entitled under Schedule 6 of the Act to refuse to furnish a supply of electricity, or to cut-off a supply of electricity that is already furnished, through its Distribution System to that Exit Point; and

4.2.10 when the User intends to recover payment from the relevant Customer through a Key Meter, the User being a party to the Tariff Management Agreement.

COMMENCEMENT, DURATION AND CONTROLLED MARKET START UP

5.1 Subject to Clause 2, and to Clause 5.2, this Agreement shall take effect on the date hereof and shall continue in force until terminated in accordance with the provisions of Clause 18.

5.2 During the period of Controlled Market Start-Up, the Company shall provide, and the User shall be entitled to receive, Use of Distribution System only insofar as it relates to:


      5.2.1 supplies of electricity to premises in relation to which the Director has directed, pursuant to paragraph 5 of Condition 7B of the PES Licence, that Condition 8B of the PES Licence should have effect; and

     5.2.2 supplies of electricity to premises permitted pursuant to Condition 2 and 3 of the Second Tier Supply Licence.
6.   CHARGES

6.1 The User shall pay to the Company in respect of Use of Distribution System the charges set out in Schedule 3. The Company may vary such charges at any time by giving at least 40 days written notice to the User. Such charges (the "Use of System Charges") and any variations are and will be calculated in accordance with the Condition 8 Statement and the Condition 11E Statement. The Use of System Charges shall be deemed to include:

6.1.1 charges for the Use of Distribution System provided by the Company to the User under this Agreement;

6.1.2 charges for those services described under the heading "Standard Services" in the Revenue Protection Code of Practice; and

6.1.3 charges for certain services provided by the Company to the User pursuant to:

(A) any Meter Operation Services Agreement as amended from time to time;

(B) any Data Collection Services Agreement as amended from time to time;

(C) any Data Aggregation Services Agreement as amended from time to time;

(D) any Prepayment Infrastructure Services Agreement as amended from time to time; and

(E) the Master Registration Agreement as amended from time to time,

    as identified in each such agreement as being recoverable by the Company as an element of the charges which it levies on the User under this Agreement.

On any occasion upon which the charges payable by the User under this Agreement have not been calculated strictly in accordance with the Condition 8 Statement and/or Condition 11E Statement an appropriate adjustment shall be made by the Company and submitted to the User.
         Where:

          (A) the adjustment discloses an overcharge, the Company shall repay to the User the amount by which the User has been overcharged together with interest thereon from the due date of the invoice containing the overcharge until the date of repayment. Such interest shall accrue from day to day at the base lending rate during such period of [Barclays] Bank Plc, compounded annually; or

          (B) the adjustment discloses an undercharge, the User shall pay to the Company the amount, by which the User has been undercharged together in the case of all charges which are not Transactional Charges with interest thereon from the due date of the invoice which should have included the amount of the undercharge until the date of payment. Such interest shall accrue from day to day at the base lending rate during such period of [Barclays] Bank Plc, compounded annually.

          Where the User disputes the adjustment, the parties shall attempt to resolve the dispute in good faith. Where the dispute remains unresolved after 20 Working Days either party may refer the dispute to the arbitration in accordance with Clause 22 and the parties agree to pay the amount payable or repayable (if any) as determined thereby.

6.3       The  Company  shall  invoice  Use of System
          Charges (but excluding for the avoidance of doubt any charges calculated by reference to number or frequency of specific transactions) by reference to Settlement Class using aggregated data obtained from the Supercustomer DUoS Report except in relation to those Metering Points registered to the User under the Master Registration Agreement or in ERS where:

6.3.1 the supply of electricity is measured by Half-Hourly Metering Equipment (as defined in Part I of the Settlement Agreement) for the purposes of Settlement; and/or

6.3.2 the Use of System Charge is not comprised solely of one or more standing charge(s) and/or one or more Unit Rate(s); and/or 6.3.3 the Use of System Charge is specified in Schedule 3 as not being billed by Settlement Class. All Use of System Charges payable by the User pursuant to this Clause 6 and Clauses 7 and 8:

6.4.1 are exclusive of Value Added Tax and the Company may add to such amounts and the User shall pay Value Added Tax (if any) at the rate applicable thereto from time to time and Value Added Tax shall be payable at the same time and in the same manner as the amounts to which it relates; and

6.4.2 shall be without prejudice to any claims or rights which the User may have against the Company and except as expressly permitted by Schedule 6 below shall be made without any set-off or deduction in respect of any claims or disputes or otherwise.


    6.5 In relation to the provision of those services described under the heading "Transactional Services" in the Revenue Protection Code of Practice the User shall pay to the Company the charges set out in Part I of Schedule 4, on the terms and in the manner described in Part II of that Schedule 4.

   6.6    The User shall provide Cover in accordance with the provisions of
          Schedule 1.

   6.7 The Company may charge the User Use of System Charges calculated by reference to electricity discovered or reasonably and properly assessed to have been consumed by a Customer while a customer of the User but not recorded at the time of consumption (for whatever reason) by the metering equipment installed pursuant to Clause 12.1. At any time when the Company charges the User Use of System Charges under this Clause, it shall explain to the User the calculation of those charges and the basis of that calculation.

  6.8 The User shall pay to the Company in respect of any services provided under this Agreement the charges set out in the relevant Schedule or (if no such charge is specified in this Agreement or agreed between the parties) the Condition 8 Statement. Without prejudice to Clause 6.1, where the Company is intending to revise the charges set out in Schedule 3 and Schedule 4, it shall serve a copy of any notice it sends to the Director pursuant to Condition 8 paragraph 18 of the PES Licence on the User as soon as reasonably practicable after such notice is sent to the Director.

7.       BILLING AND PAYMENT BY SETTLEMENT CLASS

7.1 This Clause 7 applies to Use of System Charges which are invoiced by reference to Settlement Class in accordance with Clause 6.3.

7.2     The User shall   procure   the   delivery  to  the  Company  of
        Supercustomer DUoS Reports in accordance with the timetable for Settlement after each Settlement Run relating to each Settlement Day. Following receipt of each Supercustomer DUoS Report, the Company shall deliver Daily Statements to the User as soon as reasonably practicable. 7.3 The Company shall submit to the User as soon as is reasonably practicable after the end of each charging period an account ("Initial Account") specifying Use of System Charges payable in respect of each Initial Settlement Run in respect of which a Daily Statement has been produced and which has not previously been included in an Initial Account. Such Initial Accounts shall be based upon the Daily Statements provided pursuant to Clause 7.2. 7.4 Where a subsequent Daily Statement for any Settlement Day indicates that, as a result of a subsequent Reconciliation Run, Final Reconciliation Run or Dispute Final Reconciliation Run, the Use of System Charges in respect of that Settlement Day are different to those previously billed, the Company shall calculate such difference and the interest thereon and shall submit an account ("Reconciliation Account") in respect of such difference to the User as soon as reasonably practicable after the end of each charging period. Such interest shall be calculated in accordance with Schedule 5.

        Within 10 days of the date of an Initial Account or Reconciliation Account submitted in accordance with Clauses 7.3 or 7.4, the User shall pay to the Company all sums due in respect of such Initial Account or Reconciliation Account in pounds sterling by [electronic transfer of funds to such bank account (located in the United Kingdom) as is specified in the Initial Account or Reconciliation Account, quoting the Initial Account or Reconciliation Account number against which payment is made and/or such other details as the Company may reasonably require]. Subject to Clause 7.6, if any amount remains unpaid after the due date of any sum due in accordance with this Clause 7.5, the Company shall (in addition to any other remedies and interest payable under Clause 7.4) be entitled to charge interest on the amount unpaid, including interest on any Value Added Tax unpaid, at the rate of 3% per annum above the base lending rate during such period of [Barclays] Bank Plc, compounded annually.

   7.6 Where any sum included in an Initial Account or Reconciliation Account submitted in accordance with Clauses 7.3 or 7.4 is disputed by the User, the provisions of Schedule 6 shall apply.


   8.     SITE SPECIFIC BILLING AND PAYMENT

   8.1 This Clause 8 applies to Use of System Charges in relation to Metering Points that fall within sub-Clauses 6.3.1 - 6.3.3 (inclusive).

   8.2 As soon as is reasonably practicable after the end of each charging period, the Company shall submit to the User an account specifying the Use of System Charges payable for the whole or any part of that charging period. Such account shall be based on:
         8.2.1 data from metering equipment or any Equivalent Meter provided by the User in accordance with Clause 12.2 or, where actual data are not available, estimated data prepared in accordance with methods of estimation established under the Settlement Agreement by the relevant Data Collector; and

8.2.2 other data as specified in the Condition 8 Statement and/or the relevant Connection Agreement. Provided that the Company may use estimated data prepared by the Company where the User fails to provide the data under Clause 8.2.1 and 8.2.2.

         Where an account is based on estimated data, the account shall be subject to any adjustment which may be necessary following the receipt of actual data from the User.

         Within 14 days of the date of an account submitted in accordance with Clause 8.2, the User shall pay to the Company all sums due in respect of such account by [electronic transfer of funds to such bank account (located in the United Kingdom) as is specified in the account, quoting the account number against which payment is made and/or such other details as the Company may reasonably require]. Subject to Clause 8.4, if any amount remains unpaid after the due date thereof, the Company shall (in addition to any other remedies) be entitled to charge interest on the amount unpaid, including interest on any Value Added Tax unpaid, at the rate of 3% per annum above the base lending rate during such period of [Barclays] Bank Plc, compounded annually.

   8.4 Where any sum included in an account submitted in accordance with Clause 8.2 is disputed by the User the provisions of Schedule 6 shall apply.

  9.   LIMITATION OF LIABILITY

  9.1 Subject to Clause 9.5 and Clause 9.11 and save as provided in this Clause 9.1 and Clause 9.2 and save where any provisions of this Agreement provide for an indemnity neither party (the "party liable") nor any of its officers, employees or agents shall be liable to the other party for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach in respect of:

      9.1.1 physical  damage  to  the  property  of  the  other  party,   its
            officers, employees or agents; and/ or

     9.1.2 the liability of such other party to any other person for loss in respect of physical damage to the property of any person. Provided that the liability of either party in respect of all claims for such loss shall in no circumstances exceed (pound)1 million per incident or series of related incidents;

         And provided further that either party shall be entitled:

          (A) to deduct from any sums payable in respect of its liability for loss or damage in respect of any event under this Agreement any sums which it is liable to pay to a person who has a connection to the Distribution System or any other person in respect of the same loss or damage in respect of the same event;

          (B) where it has already made payment in respect of its liability for loss or damage in respect of an event under this Agreement at the time at which it becomes liable to pay to any other person in respect of the loss or damage in respect of the same event, to reclaim from the other party the amount of its liability to that other person but not exceeding the amount already paid to the other party in respect of loss or damage in respect of the same event.

               PROVIDED THAT where either party becomes aware of any claim, difference, dispute or proceedings (actual or threatened) which it reasonably expects may lead to a liability to a person other than the other party in respect of an event which may give rise to a liability to the other party under this Agreement and which may fall within the provisos (A) and (B) to this Clause 9.1 that party shall consult with the other party as to the conduct of that or those claim, difference, dispute or proceedings (actual or threatened).

          9.2 Nothing in this Agreement shall exclude or limit the liability of the party liable for death or personal injury resulting from the negligence of the party liable or any of its officers, employees or agents and the party liable shall indemnify and keep indemnified the other party, its officers, employees or agents, from and against all such liability and any loss or liability which such other party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the party liable or any of its officers, employees or agents.

          9.3 Subject to Clause 9.5 and save where any provision of this Agreement provides an indemnity neither party, nor any of its officers, employees or agents, shall in any circumstances whatsoever  be liable to the other  party for:

               9.3.1 any loss of profit, loss of revenue, loss of use, loss of contract or loss of goodwill; or

               9.3.2any indirect or consequential  loss; or

               9.3.3loss  resulting  from the  liability  of such other party to any other person howsoever and whenever arising save as provided in Clauses 9.1 and 9.2.

          9.4 The rights and remedies provided by this Agreement to the parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including any rights either party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the parties hereby waives to the fullest extent possible all such rights and remedies provided by common law or statute, and releases the party liable, its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

          9.5 Save as otherwise expressly provided in this Agreement, this Clause 9 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this Clause 9 shall exclude or restrict or otherwise prejudice or affect any of:


               9.5.1the rights, powers, duties and obligations of either party which are conferred or created by the Act, any licence granted pursuant to the Act or any subordinate legislation made under the Act; or

               9.5.2the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any such licence or otherwise howsoever.

         9.6   Each of the sub-Clauses of this Clause 9 shall:

               9.6.1 be construed as a separate and severable contract term, and if one or more of such sub-Clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such sub-Clauses shall remain in full force and effect and shall continue to bind the parties; and

               9.6.2 survive termination of this Agreement.

         9.7 Each party hereby acknowledges and agrees that the other party holds the benefit of Clauses 9.1 and 9.2 and 9.3 above for itself and as trustee and agent for its officers, employees and agents.

         9.8 Each party hereby acknowledges and agrees that the provisions of this Clause 9 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.

         9.9  For the  avoidance  of  doubt,  nothing  in this  Clause  9 shall
               prevent  or  restrict   either  party  enforcing  any  obligation
               (including suing for a debt) owed to it under or pursuant to this Agreement.


         9.10 Where either party, in breach of its obligations under Clause 24.4.3, fails to deliver any notice, request or other communication to the recipient's Gateway and such failure occurs for reasons outside that party's direct control, the breaching party shall have no liability to the other under this Agreement and the parties shall rely instead upon the provisions of the Data Transfer Service Agreement.

         NOTE: millennium compliance is outstanding.

10.      NERGISATION, DE-ENERGISATION AND RE-ENERGISATION

10.1 Energisation Works, De-energisation Works and Re-energisation Works carried out by or on behalf of the User pursuant to this Clause 10 shall be carried out by a person who is either engaged by the Company to carry out such work or who:

         10.1.1 is an Approved Contractor, in accordance with the procedure set out in Schedule 7; and

         10.1.2 is a Competent Person to whom a Permission has been issued in accordance with the procedure set out in Schedule 7, to carry out the particular activities comprising the Energisation Works, De-energisation Works or Re-energisation Works; and

         10.1.3 acts in accordance with the requirements set out in Schedule 7.

10.2 Where:

         10.2.1 neither the User nor any of its contractors is an Approved Contractor; or

        10.2.2 no employee of the User or any of its contractors (if they are Approved Contractors) holds a Permission; or

        10.2.3 the User does not have the rights of access required to undertake such De-energisation Works; or

        10.2.4 the  parties so agree

        the Company shall, to the extent that it may lawfully do so, at the request of the User, when the User is entitled to have carried out De-energisation Works and Re-energisation Works, carry out such works at the cost of the User within a reasonable time or, in circumstances of urgency, as soon as reasonably practicable.
        The Company shall on request by the User inform the User of its reasonable requirements for the details by reference to which Metering Points to be De-energised or Re-energised are to be identified.

10.3 The Company and the User shall both act in accordance with Good Industry Practice when carrying out, or procuring the carrying out of, any Energisation Works, De-energisation
        Works or Re-energisation Works.

10.4 If circumstances exist which entitle the User or any Relevant Exempt Supplier to Energise, De-energise or Re-energise Metering Point(s) pursuant to the Supply Contract with the relevant Customer then, subject to Clause 10.12, the User may Energise, De-energise or Re-energise such Metering Point(s) provided that it acts where relevant, in accordance with the 'code of practice on payment of bills and guidance for dealing with customers in difficulty', which the User must submit to and have approved by the Director in accordance with Condition 30 of the Second Tier Supply Licence.


10.5 If the User resolves to Energise or Re-energise a Metering Point pursuant to Clause 10.4 then:


               10.5.1 the User shall decide on the extent and nature of the
                      Energisation Works or Re-energisation Works and the User shall undertake such Energisation Works or Re-energisation Works at its own cost; and

               10.5.2 when such Energisation Works or Re-energisation Works are complete the User shall, in accordance with the Master Registration Agreement, instruct the MPAS Operator to register the relevant Metering Point as energised
                      (but only, in the case of an Unmetered Supply, if the Energisation Works or Re-energisation Works have allowed the flow of electricity through each relevant Exit Point).

10.6 If the User resolves to De-energise a Metering Point pursuant to Clause 10.4 then:

              10.6.1 the User shall decide on the extent and nature of the De-energisation Works and the User shall undertake such De-energisation Works at its own cost;

              10.6.2 when such De-energisation Works are complete the User shall, in accordance with the Master Registration Agreement, instruct the MPAS Operator to register the relevant Metering Point as de-energised (but only, in the case of an Unmetered Supply, if the De-energisation Works have prevented the flow of electricity through each relevant Exit Point);

             10.6.3 where the Company carries out De-energisation Works on behalf of the User pursuant to Clause 10.2 the User shall indemnify the Company against all actions, proceedings, costs, demands, claims, expenses, liability, loss or damage arising from, or incurred by the Company as a consequence of, physical damage to the property of the Company, its officers, employees or agents and in respect of the liability of the Company to any other person for loss in respect of physical damage to the property of any person, in each case as a consequence of acting in reliance on any instructions given by the User to the Company which are materially inaccurate or misleading;

             10.6.4  where the  Company  carries out  De-energisation  Works on behalf of the User pursuant to Clause 10.2 the Company shall indemnify the User against all actions, proceedings, costs, demands, claims, expenses, liability, loss or damage arising from, or incurred by the User as a consequence of, physical damage to the property of the User, its officers, employees or agents and in respect of the liability of the User to any other person for loss in respect of physical damage to the property of any person, in each case as a consequence of acting contrary to an accurate and appropriate instruction to De-energise a Metering Point.

10.7 The Company may, upon giving the User 2 Working Days' prior written notice, De-energise any Metering Point if:

             10.7.1 the Company is entitled to do so pursuant to the Connection Agreement relating to such Metering Point; or

            10.7.2 any of the conditions set out in Clause 4.2 cease to be fulfilled (or, in the case of Clause 4.2.4, remain unfulfilled 10 Working Days after the service of notice by the Company requiring the User to remedy the situation) in relation to the relevant Exit Point (or, in the case of an Unmetered Supply, any one or more of the relevant Exit Points).


10.8 Notwithstanding the provisions of Clause 10.7 the Company may, at any time with no prior notice to the User, De-energise any Metering Point if:

             10.8.1 the Company is instructed, pursuant to the terms of the Master Connection and Use of System Agreement (as amended from time to time) or the Settlement Agreement (as amended from time to time), to do so;

            10.8.2 the Company reasonably considers it necessary to do so for safety or system security reasons;

            10.8.3 the Company reasonably considers it necessary to do so to avoid interference with the regularity or efficiency of its Distribution System;

            10.8.4 an accident or emergency occurs or threatens to occur which requires the Company to do so to avoid the risk of personal injury to any person or physical damage to the property of the Company, its officers, employees or agents or the property of any other person;

            10.8.5   it is entitled to do so under Schedule 11; or

            10.8.6 subject to the terms of a replacement agreement, this Agreement is terminated in accordance with the provisions of Clause 18.

            In these circumstances the Company shall inform the User as soon as reasonably practicable and in any event by the end of the next Working Day when MPAS is available of the fact that the Metering Point has been De-energised.

10.9 If the Company resolves to De-energise a Metering Point pursuant to Clause 10.7 or 10.8 then:

             10.9.1 the Company shall decide on the extent and nature of the De-energisation Works required to De-energise the relevant Metering Point; and

            10.9.2 the Company shall Re-energise the Metering Point as soon as reasonably practicable after the circumstance giving rise to such De-energisation has ended;

            10.9.3 except where the Company resolves to De-energise a Metering Point pursuant to Clauses 10.7.1, 10.8.1, 10.8.2,

                     10.8.3, 10.8.4 or 10.8.6 following termination of this Agreement by the User under Clause 18.4 the Company shall undertake both the De-energisation Works and the subsequent Re-energisation Works at the cost of the User and the User shall pay the Company, the relevant charges listed at Schedule 4 associated with both the De-energisation Works and the subsequent
                     Re-energisation  Works.


10.10       If the Company De-energises a Metering Point pursuant to Clause
            10.7 or 10.8 and such Metering Point remains De-energised for a period of 3 Working Days then:

             10.10.1 the Company shall forthwith instruct the User to send a
                     Registration Notice to the MPAS Operator instructing the MPAS Operator to register the relevant Metering Point as de-energised (but only, in the case of an Unmetered Supply, if the De-energisation works have ceased the flow of electricity through each relevant Exit Point); and

            10.10.2 within 2 Working Days of receiving an instruction from the Company pursuant to Clause 10.10.1, the User shall send such a Registration Notice to the MPAS Operator.

10.11        If the Company Re-energises a Metering Point pursuant to Clause
             10.9 then:

             10.11.1 if an  instruction  has been given by the  Company  under
                     Clause 10.10.1 the Company shall forthwith instruct the User to send a Registration Notice to the MPAS Operator instructing the MPAS Operator to register the relevant Metering Point as energised (but only, in the case of an Unmetered Supply, if the Re-energisation works have allowed the flow of electricity through each relevant Exit Point); and

             10.11.2 within 2 Working Days of receiving  an  instruction  from the Company pursuant to Clause 10.11.1, the User shall send such a Registration Notice to the MPAS Operator.


10.12 The User shall not be entitled to Re-energise a Metering Point which has previously been De-energised by the Company on its own behalf (for the avoidance of doubt, not acting on the instructions or at the request of the User) or on behalf of the Company. For the avoidance of doubt, the User shall be entitled to Re-energise a Metering Point which has previously been De-energised by or on behalf of another supplier.

10.13If there is no reasonably foreseeable future use for a Metering Point the User shall be entitled to send to the Company a Disconnection Notice. In respect of any Disconnection Notice sent to the Company pursuant to this Clause, the User shall:


             10.13.1 warrant  that to the best of its  knowledge  and  belief, having exercised Good Industry Practice, the Metering Point has been De-energised and that there is no reasonably foreseeable future use for the Metering Point giving details of any De-energisation Works which it has undertaken and providing an explanation for why there is no reasonably foreseeable future use for the Metering Point; and

             10.13.2 indemnify  the Company  against all costs,  demands, claims, expenses, liability, loss, or damage which the Company incurs in consequence of acting in reliance on the warranty given in Clause 10.13.1 which proves to be in any way inaccurate or misleading.

10.14 If a third party contacts the Company to request directly or indirectly that the Company undertakes works in relation to a Metering Point because there is no reasonably foreseeable future use for that Metering Point and the Company is satisfied that the third party is entitled to make such request then the Company shall contact the relevant User and request it to submit a Disconnection Notice. Upon receiving such a request the User shall send the Company the requested Disconnection Notice unless in the User's reasonable opinion there is a reasonably foreseeable future use for the Metering Point.

10.15 If, in any case, in the reasonable opinion of the Company there is a reasonably foreseeable future use for the Metering Point then the Company shall not be obliged to comply with a Disconnection Notice received under Clause 10.13 or 10.14 and where the Company decides not to comply it shall provide the User with the reasons for its decision.

10.16 If the Company is of the reasonable opinion that there is no reasonably foreseeable future use for a Metering Point then the Company shall contact the relevant User and request it to submit a Disconnection Notice. Upon receiving such a request the User shall send the Company the requested Disconnection Notice unless
             in the User's reasonable   opinion   there  is  a  reasonably
             foreseeable future use for the Metering Point.

10.17 For the avoidance of doubt, the warranty and indemnity contained in Clause 10.13 shall not apply to any Disconnection Notice requested by the Company pursuant to Clause 10.14 and 10.16.

10.18 Subject to Clause 10.15, within 5 Working Days of receipt of the Disconnection Notice, the Company shall send a Registration Notice to the MPAS Operator instructing it to register the Metering Point as de-registered.


10.19 If a Metering Point has been De-energised by or on behalf of a previous supplier and the Company receives a request from the User to Re-energise such Metering Point then:


             10.19.1 the Company shall  Re-energise the Metering Point as soon as reasonably practicable and notify the User of when it expects to carry out the Re-Energisation Works;

            10.19.2 the Company shall carry out all necessary Re-energisation Works at its own cost and shall then reclaim such costs from the previous supplier; and


             10.19.3 the  Company shall notify the  User  as soon  as the
                     Re-energisation Works are complete and the User shall, within 2 Working Days of receiving such notification, send a Registration Notice to the MPAS Operator instructing the MPAS Operator to register the relevant Metering Point as energised.


10.20 The Company shall notify Customers of and carry out System Outages in accordance with its statutory rights and obligations and Good Industry Practice.

10.21 The User shall be entitled to use the enquiry service established by the Company pursuant to Condition 9A of its PES Licence as if the User were a Customer.

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


11. COMPLIANCE WITH THE DISTRIBUTION CODE

11.1 The parties undertake to comply with the Distribution Code.

11.2 In the event of any conflict between this Agreement and the Distribution Code the Distribution Code shall prevail.
11A.     COMPLIANCE WITH THE METER OPERATOR  CODE OF PRACTICE

11A.1 The parties undertake to comply with the Meter Operator Code of Practice.

11A.2 The User shall procure that the Meter Operator, Data Collector and Data Aggregator appointed for each Metering Point supplied shall (where relevant) comply with the Meter Operator Code of Practice.

11A.3 In the event of any conflict between this Agreement and the Meter Operator Code of Practice this Agreement shall prevail.

11B.     COMPLIANCE WITH THE RADIO TELESWITCH AGREEMENT

11B.1    The parties undertake to comply with the Radio Teleswitch Agreement

11B.2 In the event of any conflict between this Agreement and the Radio Teleswitch Agreement this Agreement shall prevail.

12.METERING DATA AND METERING EQUIPMENT

12.1 Subject to Clause 12.9, the User shall at its own cost install and maintain or procure the installation and maintenance of metering equipment at or as close as reasonably practicable to each Exit Point when the User is registered under the Master Registration Agreement or in ERS in respect of the relevant Metering Point. Such metering equipment shall be capable of providing the
          relevant   metering   data   required  by  the  Company  for  the
          calculation of Use of System Charges and such metering equipment shall comply with the requirements as indicated in Schedule 8 in the column headed "Metering Functionality" and those specified in Code of Practice 4 and Schedule 7 of the Act and the Company shall not be obliged to transport a supply of electricity through the relevant Exit Point unless and until the necessary metering equipment has been installed. The User shall procure that the metering equipment installed and maintained pursuant to this Clause 12.1 shall be capable of operating within the accuracy limits specified in Part 1 of Schedule 9.

12.2 The User shall provide the Company with such data from metering equipment installed and maintained pursuant to Clause 12.1 and from any Equivalent Meter operated under the Unmetered Supplies Procedure as the Company may reasonably require for:


12.2.1 the calculation of Use of System Charges; and

12.2.2   the operation and planning of the Distribution System.
         The User shall collect and provide data to the Company in accordance with this Clause 12.2 in accordance with the requirements set out in
         Schedule 8 in the columns headed "Meter Reading Frequency" and "Time for Provision of Data to the Distributor".

12.3 The User shall not and shall procure that no Relevant Exempt Supplier will change or modify the type of metering equipment installed and maintained pursuant to Clause 12.1 except in accordance with Clause 12.1.

12.4 The User shall procure that the Meter Operator, Data Collector and Data Aggregator appointed for each Metering Point supplied in relation to which the supply of electricity is measured by Non-Half Hourly Metering Equipment (as defined in Part I of the Settlement Agreement) for the purposes of Settlement, shall provide the Company with any data required to be provided to the Distribution Business by the person appointed in that capacity under, as appropriate, the Meter Operation Services Agreement, Data Collection Services Agreement or Data Aggregation Services Agreement in accordance with the timescales specified in such agreements.

12.5 The Company shall be entitled to inspect, test and if necessary require the User to correct any metering equipment installed and maintained pursuant to Clause 12.1. The User shall use its reasonable endeavours including the inclusion of appropriate terms in its Supply Contract, to procure that the employees, agents, sub-contractors and invitees of the Company shall at all reasonable times have safe and unobstructed access to such metering equipment. Where the Company exercises its right under this Clause 12.5 the provisions set out in paragraph 2 of
         Schedule 9 shall apply.




12.6 The Company shall be entitled to install Operational Metering Equipment at or as close as reasonably practicable to any Exit Point in addition to any metering equipment installed and maintained pursuant to Clause 12.1 to collect data for the operation and planning of the Distribution System, but if it exercises this right it shall make no additional charge to the User in respect of such Operational Metering Equipment and shall not except in the case of the failure of metering equipment installed and maintained pursuant to Clause 12.1 use data from the Operational Metering Equipment for the calculation of Use of System Charges. For the avoidance of doubt, the Operational Metering Equipment need not be certified under paragraph 5 of
        Schedule 7 of the Act.


 12.7  Where  the  Company  installs   Operational   Metering   Equipment  in
       accordance with Clause 12.6:


       12.7.1 the User shall and shall procure that any Relevant Exempt Supplier will ensure that the employees, agents and invitees of the User or Relevant Exempt Supplier (as the case may be) will not interfere with such equipment or the immediate connections to such equipment without the prior written consent of the Company, except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Operational Metering Equipment; and

      12.7.2 the User shall and shall procure that any Relevant Exempt Supplier will use its reasonable endeavours including the inclusion of appropriate terms in its Supply Contract, to procure that the employees, agents, sub-contractors and invitees of the Company shall at all reasonable times have safe and unobstructed access to the Operational Metering Equipment. The Company agrees to procure that any individuals to whom access is given pursuant to this Clause 12.7.2 shall comply with all reasonable directions given by the User or the relevant Customer and its appropriately authorised employees and agents as to general safety and site security arrangements.

12.8 In relation to any Unmetered Supply under an Unmetered Supplies Certificate, the User and the Company shall comply with the Unmetered Supplies Procedure and in particular the Company shall from time to time calculate and forward to the Data Collector the Estimated Annual Consumption of a Customer's Installation which is not subject to Half-Hourly Trading as defined by the Unmetered Supplies Procedure. The User may supply electricity to the whole (but not a part only) of a Customer's Installation in respect of which an Unmetered Supplies Certificate has been issued by the Company.

12.9 The provisions of Clauses 12.1, 12.3, 12.4 and 12.5 shall not apply in relation to an Unmetered Supply which the User is permitted to supply under this Agreement. For the avoidance of doubt, when at any time the User ceases to be permitted to supply electricity on the basis that the supply of electricity is an Unmetered Supply, the User shall immediately become bound by all the provisions of this Clause 12 (other than those relating only to an Unmetered Supply).



13.          PROVISION OF INFORMATION

13.1 Except for the renewal of an existing Supply Contract entered into after 31 August 1998, as soon as reasonably practicable following either:

         (i) where a Notice of Objection (for the purposes of this Clause 13 as defined in the Master Registration Agreement) is not received in relation to the User's Application for Registration (for the purposes of this Clause 13 as defined in the Master Registration Agreement) in respect of the relevant Metering Point, the expiry of the Objection Raising Period (for the purposes of this Clause 13 as defined in the Master Registration Agreement); or

         (ii) where a Notice of Objection is received in relation to the User's Application for Registration, the withdrawal of the Notice of Objection in relation to the User's Application for Registration, the User shall provide the following information to the Company in respect of any Exit Point through which the relevant supply is to be delivered :

13.1.1 the relevant Supply Number core data (as defined in the Master Registration Agreement);

13.1.2   the relevant Customer's name;

13.1.3   the Metering Point Address relating to each Supply Number; and

13.1.4   the Customer's Maximum Power Requirement if:
         (A) the Customer is not a Domestic Customer (as defined in the PES Licence);

         (B) the Customer has a Maximum Power Requirement not less than 20 kVA ; and (C) the Customer is a new owner or occupier of the site.

13.2 Except for the renewal of an existing Supply Contract entered into after 31 August 1998, as soon as reasonably practicable following either:

         (i) where a Notice of Objection is not received in relation to the User's Application for Registration in respect of the relevant Metering Point, the expiry of the Objection Raising Period; or

         (ii) where a Notice of Objection is received in relation to the User's Application for Registration, the withdrawal of the Notice of Objection in relation to the User's Application for Registration, the User shall use reasonable endeavours to provide the following information to the Company in respect of any Exit Point through which the relevant supply is to be delivered:

          13.2.1 the contact name for the Customer if different from the Customer's name; and

          13.2.2 the Customer's postal address if different from the Metering Point Address.


13.3 The User shall use reasonable endeavours to notify the Company of any changes to the details set out in Clause 13.1 and Clause 13.2 as soon as reasonably practicable following that change by reference to the Supply Number.

13.4 Where the User or its agent or any Relevant Exempt Supplier receives a report or enquiry from any person about any matter or incident that does or is likely to:

          13.4.1 cause danger or require urgent attention in relation to the supply or distribution of electricity in the Company's authorised area (as defined in the PES
                  Licence) through the Distribution System; or

         13.4.2 affect the maintenance of the security, availability and quality of service of the Distribution System, the User shall notify the Company of such report or enquiry in a prompt and appropriate manner having regard to the nature of the incident to which the report relates. The User shall notify the Company by telephone or post using the telephone number and postal address identified in the Security and Safety of Supplies Statement or such other telephone number as may from time to time be notified in writing by the Company. For the avoidance of doubt, if the User does not discharge its obligation under Condition 15 of the Second Tier Supply Licence by providing to customers the address and telephone number of the Company's enquiry service established pursuant to Condition 9A of the PES Licence, the User shall notify the Company of reports received from customers in accordance with this Clause 13.4.

13.5 The User shall, with the consent of any Customer who may be expected, by virtue of being of pensionable age or disabled or chronically sick, to require advance notice of interruptions to the supply of electricity, provide the Company with appropriate details concerning that Customer and his requirement within 3 Working Days of receiving such requirements pursuant to its obligations under Condition 30 of the Second Tier Supply Licence.

13.6 The User shall, with the consent of any Customer who has agreed a password with the User or any Relevant Exempt Supplier for access to the Customer's premises, provide the Company with appropriate details concerning that Customer and his password within 2 Working Days of notification of such password by the Customer.

13.7 The User shall use reasonable endeavours to ensure that all the facts, information and other details provided pursuant to Clause 13.5 and 13.6 shall throughout the duration of this Agreement remain true, accurate and complete in all respects.

14.      DEMAND CONTROL

14.1     The parties undertake to comply with Schedule 11.

15.      REVENUE PROTECTION

15.1 The Company shall provide a revenue protection service in accordance with the provisions of the Revenue Protection Code of Practice.

15.2 The User shall comply with its obligations under the Revenue Protection Code of Practice.

16.      GUARANTEED PERFORMANCE STANDARDS

16.1 To the extent that, due to an act or omission on the part of the Distribution Business of the Company, compensation pursuant to the ESPR would be payable to the Customer by the Company if such Customer were a Tariff Customer of the Company then the Company shall make an equivalent compensation payment to the User for the benefit of the Customer in accordance with the provisions of this Clause 16.

16.2 To the extent that, due to circumstances other than those described in Clause 16.1, compensation pursuant to the ESPR would be payable to the Customer by the Company if such Customer were a Tariff Customer of the Company then the Company shall not be liable to make any payment to the User for the benefit of the Customer.

16.3 In the circumstances described in Clause 16.1, the Company will comply with the terms and procedures of the ESPR as if the Customer were a Tariff Customer provided that:



     16.3.1 the User shall be deemed to be a "person having apparent authority to represent the customer" for the purposes of ESPR regulation 2(4)(d) if the Customer independently contacts the User in relation to a matter which forms the basis of the Customer's claim under the ESPR; and

   16.3.2 where the ESPR require the Company to "pay to the customer the Prescribed Sum" the Company shall pay the User the Prescribed Sum for the benefit of the Customer and the User shall pass the payment on to the Customer as soon as reasonably practicable by [method of payment ].

16.4 If the Customer contacts the User in relation to a matter which might form the basis of a claim under the ESPR then the User shall diligently record the details of the Customer's complaint and shall not agree or imply that the Customer's complaint is valid unless the matter is one which would be governed by Clause 16.2. If the matter is one which in the User's reasonable opinion will be governed by Clause
       16.1 then the User shall pass on the details of the Customer's complaint to the Company as soon as reasonably practicable together with details of the Customer's name and address. In such circumstances the Prescribed Period will relate to the time at which the Customer or the User on behalf of the Customer contacts the Company and the time at which the Customer contacts the User will not be relevant to the calculation of the Prescribed Period.

16.5 If the Customer contacts the Company in relation to a matter which might form the basis of a claim under the ESPR then the Company shall diligently record the details of the Customer's complaint and shall not agree or imply that the Customer's complaint is valid unless the matter is one which would be governed by Clause 16.1. If the matter is one which in the Company's reasonable opinion will be governed by Clause 16.2 then the Company shall tell the Customer to contact the User direct. In such circumstances the Prescribed Period will relate to the time at which the Customer contacts the User and the time at which the Customer contacts the Company will not be relevant to the calculation of the Prescribed Period.

 16.6 When the User has received a payment from the Company pursuant to Clause 16.3.2 then the User shall pass such payment to the Customer as soon as reasonably practicable and if, due to the User's delay, an additional payment becomes due pursuant to ESPR regulation 14 then this additional payment shall be the liability of the User.


16.7 Neither party shall lead a Customer to believe that he has a valid claim for a guaranteed standard payment by reason of the action or default of the other party. Where however a Customer does have a valid claim, a breach of the provisions of this Clause 16.7 shall not excuse the party against whom the claim lies from making the relevant payment.


16.8 In the event of a dispute between the Company and the User as to which party is liable to pay compensation pursuant to Clause 16.1 or 16.2 then in the first instance the Company shall make the compensation payment for the benefit of the Customer and then the dispute shall be referred to the Director and shall be deemed to be a dispute which may be referred to the Director by either party in accordance with section 39 of the Act and ESPR regulation 13. The rules on "Presumptions and evidence" contained in ESPR regulation 16 and all other relevant provisions of the ESPR shall be deemed to apply to any such dispute. The Company shall, as soon as reasonably practicable after the end of each Quarter, provide the User with a report in accordance with
     Schedule 13.

17.VARIATIONS

17.1The parties acknowledge and agree the desirability of achieving and maintaining consistency and the absence of conflict between the provisions of this Agreement and each of the Relevant Instruments. However, the parties recognise that, due principally to the different functions and objectives of this Agreement and of the Relevant Instruments, the fact that not every Relevant Instrument binds both the Company and the User, and the different procedures for the variation of this Agreement and of the Relevant Instruments, it will not in all circumstances be possible to avoid inconsistency or conflict.
                                       37

17.2 The parties acknowledge that the Settlement Agreement may be amended from time to time in a manner which is likely to change the User's requirements for the provision of Use of Distribution System. Whenever such a change occurs the User may serve upon the Company a notice setting out the change to the Settlement Agreement and the consequent amendments to the Agreement which it believes are required. Upon receipt of such notice by the Company, the parties shall negotiate in good faith the terms of any amendments. If amendments to the Agreement have not been agreed and put into place within 14 days after the User serves its notice proposing changes, either party shall be entitled to refer the matter to the Director, pursuant to Condition 11F of the PES Licence.

17.3 The Company may propose amendments to this Agreement to the extent necessary to ensure that any change to, or the coming into force of, any Relevant Instrument does not materially affect the Company's ability to perform, or the cost to it of performing, any of its obligations under this Agreement. Any such proposal shall be in writing and shall specify:

     17.3.1  the Relevant Instrument concerned;

     17.3.2 where relevant, the nature of the change to such Relevant Instrument relied on by the Company;

     17.3.3 the proposed amendments to the Agreement;

     17.3.4 the reasons why the Company considers the proposed amendments to be within the scope of this Clause 17.3;


     17.3.5 that similar amendments shall be proposed by the Company in respect of ach subsisting agreement which it has entered into in its Authorised Area for the provision of Use of Distribution System services and which is similarly affected; and

   17.3.6 that, so far as the Company is reasonably able, taking account of all relevant factors, the amendments will result in the lowest practicable increase in the charges payable for the Use of Distribution System services having regard to the other options available.

17.4 Unless the User serves a counter-notice within 28 days of receipt of such proposal, such proposed amendment to the Agreement shall take effect upon the expiry of such 28 day period. Where the User serves a counter-notice, both parties shall negotiate in good faith the terms of any such variation, but if a variation to the Agreement has not been agreed and put into effect within 28 days after it has been proposed by the Company, either party shall be entitled to refer the matter to the Director pursuant to Condition 8D of the PES Licence.

17.5 For the avoidance of doubt, nothing in this Agreement shall oblige either party to act at any time in a manner contrary to any existing, new or changed Relevant Instrument.

17.6 Without prejudice to Clause 17.2 and 17.3, either party shall at any time be entitled to propose amendments to this Agreement by notice in writing to the other party. The parties shall negotiate in good faith the terms of any such variation, but if a variation to this Agreement has not been agreed and put into effect within 28 days after it has been proposed, either party shall be entitled to refer the matter to the Director, pursuant to Condition 8D of the PES Licence.

17.7 The parties shall give effect to any determination made by the Director pursuant to Condition 8D of the PES Licence in relation to this Agreement. If the Director determines that amendments to the Agreement are required, the Company shall make such amendments as have been specified by him. 17.8 Except where this Agreement provides to the contrary, no amendment to this Agreement shall be effectiv unless in writing signed by both parties.


18.  TERMINATION

18.1 The User may terminate this Agreement by giving the Company 3 months' notice in writing (or such lesser period as may be agreed between the parties).

18.2 The Company may terminate this Agreement by giving the User 3 months' notice in writing (or such lesser period as may be agreed between the parties) save that the Company shall not be entitled to terminate pursuant to this Clause 18.2 for so long as it is required to offer terms for Use of Distribution System to the User pursuant to the PES Licence.


18.3 The Company may terminate this Agreement with immediate effect by notice to the User on or at any time if the User shall fail to pay (other than by inadvertent error in funds transmission which is discovered by the Company, notified to the User and corrected within two Working Days thereafter) any amount properly due or owing from it pursuant to the terms of this Agreement and such default is unremedied at the expiry of the period of 7 Working Days immediately following receipt by the User of written notice from the Company of such non-payment.

18.4 A party (the "Initiating Party") may terminate this Agreement with immediate effect by notice to the other party (the "Breaching Party") on or at any time after the occurrence of any of the following events:


     18.4.1 the Breaching Party being in material breach of any of the material terms or conditions of this Agreement and, if the breach is or was capable of remedy, having failed to remedy the breach within 30 days of receipt of a notice from the Initiating Party giving full details of the breach, requiring the Breaching Party to remedy the breach and stating that a failure to remedy the breach may give rise to termination under this Clause 18.4.1;

     18.4.2 the Breaching Party passing a resolution for its winding-up, or a court of competent jurisdiction making an order for the winding-up or dissolution of the Breaching Party;
                                       39

   18.4.3 the making of an administration order in relation to the Breaching Party or the appointment of a receiver or an administrative receiver over, or an encumbrancer taking possession of or selling, the whole or any substantial part or parts of the Breaching Party's assets, rights, or revenues;

  18.4.4 the Breaching Party making an arrangement or composition with its creditors generally or making an application to a court for protection from its creditors generally;

  18.4.5 the Breaching Party being unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986, but as if in that Section the sum of (pound)10,000 was substituted for the sum of (pound)750;

  18.4.6 without prejudice to Clause 19 a circumstance of Force Majeure which affects the performance by the Breaching Party of substantially all of its obligations under this Agreement continuing for more than 180 days;

  18.4.7 the Breaching Party ceasing to carry on its business comprising (in the case of the User) the supply of electricity or (in the case of the Company) the distribution of electricity, unless:

          (A) such cessation is intended to be and is temporary and is caused by a circumstance of Force Majeure; or

          (B) (for the avoidance of doubt) such cessation involves solely the assignment of rights and/or the sub-contracting or delegation of obligations in accordance with the provisions of Clause 26; or

     18.4.8 any of the conditions precedent set out in Clause 2.1 ceasing to be satisfied in relation to the Breaching Party and, if the situation is or was capable of remedy, the Breaching Party having failed to remedy the situation within 30 days of receipt of a notice from the Initiating Party giving full details of the condition(s) precedent that has ceased to be fulfilled, requiring the Breaching Party to remedy the situation and stating that a failure to remedy the situation may give rise to termination under this Clause 18.4.8.

     18.5Except where expressly  stated  to  the  contrary,   the  rights  and
          obligations of  the  parties  under  this   Agreement   shall  cease
          immediately upon termination of this Agreement. However, termination shall not affect any rights and obligations which have accrued on or before the date of termination.

    18.6 Clauses 1, 3.3, 6.5, 6.7, 7-10 (inclusive),  18, 20-22 (inclusive) and
          24-26 (inclusive) shall survive the termination, for whatever reason, of this Agreement.

    18.7 Upon termination of this Agreement the User shall pay to the Company the termination fee set out in Schedule 4 (if any) and where this Agreement is terminated by the Company under Clause 18.3 or 18.4, any reasonable costs incurred by the Company as a result of termination.

 19.     FORCE MAJEURE

 19.1 If either party (the "Affected Party") shall be unable to carry out any of its obligations under this Agreement due to any circumstance of Force Majeure this Agreement shall remain in effect but save as otherwise provided in this Agreement both parties' obligations shall be suspended without liability for the period during which the circumstance of Force Majeure prevails provided that:

        19.1.1 the Affected Party gives the other party prompt notice describing the circumstance of Force Majeure, including the nature of the occurrence and its expected duration and, where reasonably practicable, continues to furnish regular reports with respect thereto during the period of Force Majeure;

       19.1.2 the suspension of performance is of no greater scope and of no longer duration than is required by the circumstance of Force Majeure; 19.1.3 no obligations of either party that arose before the circumstance of Force Majeure causing the suspension of performance are excused as a result of the Force Majeure; 19.1.4 the Affected Party uses all reasonable efforts to mitigate the impact of the circumstances of Force Majeure and to remedy its inability to perform as quickly as possible; and 19.1.5 immediately after the end of the circumstances of Force Majeure the Affected Party notifies the other party in writing of the same and each party resumes performance of its obligations under this Agreement.


20. CONFIDENTIALITY RESTRICTIONS ON THE COMPANY

20.1In this Clause 20 "Confidential Information" means any information which the Company or any Affiliate or Related Undertaking of the Company either:

          20.1.1 receives from the User property under this Agreement; or

          20.1.2 holds in respect of a Customer supplied by the User which information it has previously acquired in its capacity as the operator of the Distribution Business; or

          20.1.3 receives from any Customer, which, if received from the User, would fall within Clause 20.1.1; or

          20.1.4 received from the Supplier in error, but which would usually be considered to be confidential,

          and the provisions of this Clause 20 shall apply to such Confidential Information, save where the User notifies or otherwise gives prior written agreement to the Company that such Confidential Information need not be treated as confidential.

 20.2 Where the Company or any Affiliate or Related Undertaking of the Company receives or acquires Confidential Information the Company shall (and shall procure that such Affiliate or Related Undertaking shall):
                                       41

          20.2.1 not use the Confidential Information for any purpose other than as required or expressly permitted under this Agreement or any other agreement entered into between the Company and the User for the provision of services by the Distribution Business of the Company;

          20.2.2 without prejudice to Clause 20.2.1, not use the Confidential Information in a manner which may obtain for the Company or any Affiliate or Related Undertaking of the Company (as the case may be) any commercial advantage in the operation of the Supply Business or of the Second Tier Supply Business except, in relation to the information falling within Clause 20.1.2 where the Company supplied electricity to the relevant Customer at the time the information was acquired by the Company;


          20.2.3  not  authorise   access  to  nor  disclose  any   Confidential
               Information  other  than:


               (A) to such of the employees of the Company or any Affiliate or Related Undertaking of the Company as require to be informed thereof for the effective performance of the Company's obligations under this Agreement or any other agreement entered into between the Company and the User for the provision of services by the Distribution Business of the Company or for the effective operation of the Distribution Business;

               (B) to such agents, consultants, professional or other advisors and contractors as require to be informed thereof or to provide advice which is in connection with the operation of the Distribution Business;

               (C)  to the Director; or

               (D) information which the Company or any Affiliate or Related Undertaking of the Company (as the case may be) is required or permitted to make disclosure of:

                    (1) in compliance with the duties of the Company or any Affiliate or Related Undertaking of the Company (as the case may be) under the Act or any other requirement of a Competent Authority;

                    (2) in compliance with the provisions of any Relevant Instruments;

                    (3)  in compliance with any other requirement of law;

                    (4) in response to a requirement of any Stock Exchange or the Panel on Takeovers and Mergers or any other regulatory authority (whether or not similar to those bodies); or

                    (5) pursuant to the arbitration rules of the Electricity Arbitration Association or pursuant to any judicial or other arbitral process or tribunal of competent jurisdiction;

          (E) in the case of information falling within Clause 20.1.2 to the person who supplied electricity to the relevant Customer at the time such information was acquired by the Company; and

          20.2.4 take all reasonable steps to ensure that any such person as is referred to in sub-Clauses 20.2.3(A), (B) and (C) above to whom the Company or any Affiliate or Related Undertaking of the Company (as the case may be) discloses Confidential Information does not use that Confidential Information for any purpose other than that for which it was provided and does not disclose that Confidential Information otherwise than in accordance with the provisions of this Clause 20.

20.3 The Company warrants that it has effected, and undertakes that it will during the term of this Agreement effect and maintain, all such registrations as it is required to effect and maintain under the Data Protection Act to enable it lawfully to perform the obligations imposed on it by this Agreement. The Company undertakes to comply with the Data Protection Act in the performance of this Agreement.

20.4 The User agrees that where the Company uses or discloses Confidential Information in accordance with this Clause 20 such Confidential Information need not be treated as confidential for the purposes of Condition 12 of the PES Licence to the extent of such use or disclosure.

20.5 The Company undertakes that, in any case where information to be disclosed by it under this Agreement may lawfully be disclosed only with the prior consent of the person to whom the information relates, it will use its reasonable endeavours to obtain such prior consent so as to enable it, or the User as the case may be, promptly to perform its obligations under this Agreement, provided that where the consent of the Customer is required to be obtained for the purposes of this Agreement, the User (and not the Company) shall have the obligation to obtain such consent under Clause 21.6.



21.  CONFIDENTIALITY RESTRICTIONS ON THE USER

21.1  In this Clause 21 "Confidential Information" means:

      21.1.1 any information (whether in writing, in disc or electronic form or otherwise) which has been properly disclosed by the Company under this Agreement but which would usually be considered to be confidential; and

     21.1.2 any information which is marked as confidential or which is provided together with a covering letter or fax indicating its confidential nature,

     and to the extent that any Affiliate or Related Undertaking of the User is in possession of Confidential Information the User shall procure that such Affiliate or Related Undertaking observes the restrictions in sub-Clauses 21.2 to 21.4 inclusive as if in each sub-clause there was substituted for the User the name of the Affiliate or Related Undertaking.

21.2 The User hereby undertakes to the Company that it will preserve the confidentiality of, and not directly or indirectly reveal, report,
      publish,   disclose  or   transfer  or  use  for  its  own   purposes,
      Confidential Information except:

     21.2.1 in the circumstances set out in Clause 21.3;

     21.2.2 to the extent otherwise required or expressly permitted by this Agreement or any other agreement entered into between the Company and the User for the provision of services by the Distribution Business of the Company; or


     21.2.3 with the prior consent in writing of the Company. The circumstances set out in this Clause 21.3 are:

     21.3.1 where the Confidential Information, before it is furnished to the User, is in the public domain;

     21.3.2 where the Confidential  Information:

          (A) is acquired by the User in circumstances in which this Clause 21 does not apply;

          (B)  is acquired by the User in  circumstances in which this Clause 21
               does   apply  and   thereafter   ceases  to  be  subject  to  the
               restrictions imposed by this Clause 21; or

          (C)  (after it is furnished to the User) enters the public domain;

               otherwise (in any such case) than as a result of (i) a breach by the User of its obligations in this Clause 21 or (ii) a breach by the person who disclosed that Confidential Information of that person's confidentiality obligation and the User is aware of such breach;

21.3.3 if the User is required or permitted to make disclosure of the Confidential Information to any person:

               (A) in compliance with the duties of the User under the Act or any other requirement of a Competent Authority;

               (B)  in compliance with the provisions of  any Relevant
                    Instrument;

               (C) in compliance with any other law or regulation; (D) in response to a requirement of any Stock Exchange or the Panel on Takeovers and Mergers or any other regulatory authority (whether or not similar to those bodies); or

               (E)  pursuant  to  the  rules  of  the  Electricity   Arbitration
                    Association or pursuant to any judicial or arbitral process or tribunal of competent jurisdiction;

     21.3.4 to any Affiliate or Related Undertaking of the User, to the employees, directors, agents, consultants and professional advisers of the User or any Affiliate or Related Undertaking of the User, and to any Relevant Exempt Supplier in each case on the basis set out in Clause 21.4; or

     21.3.5 to  the  extent  the  Confidential  Information  is  required  to be
          disclosed  by  the  User  for  the   purposes  of  providing   billing
          information to Customers.

21.4 The User shall take all reasonable steps to ensure that any such person as is referred to in Clause 21.3.4 to whom the User discloses confidential information does not use that confidential information for any purpose other than that for which it is provided and does not disclose that confidential information otherwise than in accordance with this Clause 21.

21.5 The User warrants that it has effected, and undertakes that it will during the term of this Agreement effect and maintain, all such registrations as it is required to effect and maintain under the Data Protection Act to enable it lawfully to perform the obligations imposed on it by this Agreement. The User undertakes to comply with the Data Protection Act in the performance of this Agreement.

 21.6 The User undertakes that, in any case where information to be disclosed under this Agreement may lawfully be disclosed only with the prior consent of the person to whom the information relates, it will use its reasonable endeavours to obtain (where appropriate, through its Supply Contracts) such prior consent so as to enable it, or the Company as the case may be, promptly to perform its obligations under this Agreement.


22. DISPUTES

22.1Save where expressly stated in this Agreement to the contrary, and subject to any contrary provisions of the Act, any licence issued pursuant to the Act or the Regulations (or any other regulations made under Section
    29 of the Act), or the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any such licence or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under out of or in connection with this Agreement between the parties shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Arbitration Association in force from time to time.

22.2 Whatever the nationality, residence, or domicile of either party and wherever the dispute or difference or any part thereof arose, the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the seat of any such arbitration shall be England or Wales and the provisions of the Arbitration Act 1996 shall apply to any such arbitration wherever the same or any part of it shall be conducted.


 22.3 Subject always to Clause 22.5, if any consumer of electricity (the "consumer") brings any legal proceedings in any court against any party (the "defendant party") and the defendant party wishes to make a third party claim (as defined in Clause 22.4) against the other party which would but for this Clause 22.3 have been a dispute or difference referred to arbitration by virtue of Clause 22.1 then, notwithstanding the provisions of Clause 22.1 which shall not apply and in lieu of arbitration the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the third party claim not only between the consumer and the defendant party but also between either or both of them and the other party whether by way of third party proceedings or otherwise as may be ordered by the court.


 22.4 For the purpose of this Clause 22 "third party claim" shall mean:


     22.4.1 any claim by a defendant party against the other party (whether or not already a party to the legal proceedings) for any contribution or indemnity; or

     22.4.2 any claim by a defendant party against the other party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the consumer; or

     22.4.3 any requirement by a defendant party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the consumer and the defendant party but also as between either or both of them and the other party (whether or not already a party to the legal proceedings).



22.5 Clause 22.3 shall apply only if at the time the legal proceedings are commenced no arbitration has been commenced between the defendant party and the other party raising or involving the same or substantially the same issues as would be raised by or involved in the third party claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question, in the event of dispute, whether the issues raised or involved are the same or substantially the same.

23.  RESTRICTIVE TRADE PRACTICES ACT

23.1 To the extent that any provision of this Agreement or of any arrangement of which it forms part constitutes a restriction or information provision within the meaning of the Restrictive Trade Practices Act
     1976 (the "RTPA") so as to render this Agreement or arrangement (as the case may be) registrable under the RTPA, no such restriction or information provision shall take effect until the earlier of:

     23.1.1 the day after particulars of this Agreement or that arrangement have been furnished to the Director General of Fair Trading in accordance with the RTPA; or

     23.1.2 the day after the Secretary of State for Trade and Industry has granted an exemption pursuant to Section 100 of the Act in respect of this Agreement or that arrangement. MISCELLANEOUS

24.1  Entire Agreement

     24.1.1 This Agreement and any document referred to herein represents the entire understanding, and constitutes the whole agreement, in relation to its subject matter and supersedes any previous agreement between the parties with respect thereto and without prejudice to the generality of the foregoing excludes any warranty, condition or other undertaking implied at law or by custom.

     24.1.2 Each party confirms that, except as provided in this Agreement and without prejudice to any liability for fraudulent misrepresentation, no party has relied on any representation, warranty or undertaking which is not contained in this Agreement or any document referred to herein.

24.2     Severability

         If any provision of this Agreement shall be held to be invalid or unenforceable by a judgement or decision of any court of competent jurisdiction or any authority (including the Director) whose decisions shall be binding on the parties, the same shall be deemed severable and the remainder of this Agreement shall remain valid and enforceable to the fullest extent permitted by law. In any such case, the parties will negotiate in good faith with a view to agreeing one or more provisions which may be substituted for such invalid or unenforceable provision in order to give effect, so far as practicable, to the spirit of this Agreement.

24.3     Waivers

         The failure by any party to exercise, or the delay by any party in exercising any right, power, privilege or remedy provided under this Agreement or the Distribution Code or by law shall not constitute a waiver thereof nor any other right, power, privilege or remedy. No single or partial exercise of any such right, power, privilege or remedy shall preclude any future exercise thereof or the exercise of any other right, power, privilege or remedy.

24.4     Data Transfer

         24.4.1 Any notice, request or other communication shall be sent by the means (if any) indicated in Schedule 10 and shall have the content (if any) indicated in Schedule 10 and where Schedule 10 specifies a Data Transfer Catalogue reference number in relation to any notice, request or other communication, such notice, request or communication shall be sent in the format and with the content described under such reference in the Data Transfer Catalogue, as amended from time to time.

         24.4.2 Where this Agreement requires any notice, request or other communication to be sent via the Data Transfer Network, the relevant message shall be addressed to the appropriate Market Domain I.D. as follows:

               (A)  if to the Company, [insert appropriate M.D.I.D];

               (B)  if to the User, [insert appropriate M.D.I.D].

         24.4.3 Where this Agreement requires any notice, request or other communication to be sent via the Data Transfer Network, the party sending the relevant message shall be responsible for ensuring that it reaches the relevant Gateway within any time period laid down in this Agreement for the provision of such notice, request or communication (and any such message shall be deemed received by the recipient at the point in time it is delivered to such Gateway). Provided that the party sending a message shall have no obligation to ensure receipt where the intended recipient has failed, contrary to the Data Transfer Service Agreement, to remove or process all messages delivered to its Gateway and to ensure that such messages are made available to its internal systems as expeditiously as possible so that the Gateway is able to continue to process incoming and outgoing messages.

         24.4.4 If the Data Transfer Network or any relevant part of such network is at any time for any reason unavailable for the sending of messages between the parties, then during the period of unavailability:
                                       47

               (A)  the  parties  shall use  any means  reasonable  in  the
                    circumstances  to  send  any   notice,  request  or  other
                    communication that this Agreement would otherwise require to be sent via the Data Transfer Network;

               (B) where other means are used in accordance with Clause 24.4.4(A), the parties shall be relieved from any service levels set out in this Agreement relating to any affected notice, request or other communication (except to the extent that this Agreement expressly provides for alternative service levels in such circumstances) but shall use their reasonable endeavours to send such notice, request or other communication as soon as reasonably practicable; and

               (C) to the extent that no such other means are practicable given the nature of the communication and the surrounding circumstances, such unavailability of the Data Transfer Network shall be deemed (to the extent not caused by a breach by either party of the Data Transfer Service Agreement) to constitute a circumstance of Force Majeure for the purposes of this Agreement.



     24.4.5 Where either party, in breach of its obligations under Clause 24.4.3, fails to deliver any notice, request or other communication to the recipient's Gateway and such failure occurs for reasons outside that party's direct control, the breaching party shall have no liability to the other under this Agreement in respect of that breach and the parties shall rely instead upon the provisions of the Data Transfer Service Agreement.

24.5 Notices

     24.5.1 Save as provided in Clause 13.4, Clause 24.4 and Schedule 11, any notice, request or other communication to be made by one party to the other under or in connection with this Agreement shall be in writing and shall be delivered personally or sent by first class post, courier or fax to that other party (marked for the attention of Distribution Support Services Manager as follows:

     (A)  if to the Company, to:

          Address: 800 Park Avenue, Aztec West, Almondsbury, Bristol,
                  BS32 4SE   Fax:  01454 452282

     (B)  if to the User, to:

                  Address:

                  Fax:

                  or to any such other persons, addresses or fax numbers as may from time to time be notified by one party to the other.

     24.5.2 Unless otherwise stated in this Agreement, a notice, request or other communication sent in accordance with Clauses 13.4, 24.5.1 and paragraph 11.1 of Schedule 11 shall be deemed received:

          (A) if delivered personally when left at the address referred to above;

          (B)  if sent by post 3 Working Days after the date of posting; and

          (C) if sent by fax, upon production by the sender's equipment of a transmission report indicating that the fax was sent to the fax number of the recipient in full without error.

24.6  Millennium Compliance

      NOTE:  This issue is outstanding.

25.   GOVERNING LAW

25.1 This Agreement is governed by, and shall be construed in accordance with English law.

25.2 Each party agrees that without preventing any other mode of service, any document in an action (including any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under Clause 24.5 and each party undertakes to maintain such an address at all times in the United Kingdom and to notify the other party in advance of any change from time to time of the details of such address in the manner prescribed in Clause 24.5.

26.  ASSIGNMENT AND SUB-CONTRACTING

26.1 Neither party shall assign any of its rights under this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld.

26.2 Either party may sub-contract or delegate the performance of all or any of its obligations under this Agreement including activities envisaged by the Distribution Code to any appropriately qualified and experienced third party, but shall at all times remain liable to the other party in relation to all sub-contracted or delegated obligations.


27. COUNTERPARTS

    This Agreement may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute the same document.

IN WITNESS WHEREOF this Agreement has been executed the day and year first above written.

                                   SCHEDULE 1



                                      Cover



1.1      Provision of Cover

         The User shall provide Cover from time to time in accordance with the following provisions:

         1.1.1 the User shall not later than the date of this Agreement or 13 days before Controlled Market Start-up in the Authorised Area (whichever is later) deliver to the Company evidence reasonably satisfactory to it that:

                  (i)      it presently holds an Approved Credit Rating; or

                  (ii) it has provided and is not in default under the Cover obligations referred to in paragraph 1.1.2 below;

         1.1.2 If the User does not hold or ceases to hold an Approved Credit Rating it shall, not later than the later of the date of this Agreement or 13 days before Controlled Market Start-up in the Authorised Area, or the date upon which it ceases to have an Approved Credit Rating:


                    (A) deliver to the Company a Qualifying Guarantee in a form agreed between the parties in such amount as shall be notified by the Company to the User in accordance with paragraph 2; or

                    (B) deliver to the Company a Letter of Credit (available for an initial period of not less than 6 months) in such amount as shall be notified by the Company to the User in accordance with paragraph 2; and/or

                    (C) place such amounts in the Escrow Account as shall be notified by the Company in accordance with paragraph 2.


     1.2  Maintenance of Cover

         Where the User is required to provide Cover in accordance with the terms of paragraph 1.1, it shall at all times thereafter maintain an Amount equal to or more than the Cover applicable to it. Immediately upon any reduction occurring in the Amount provided by the User or any Letter of Credit or Qualifying Guarantee being for any reason drawn down or demanded respectively, the User will procure that new Letter of Credit or Qualifying Guarantees are issued or cash is placed in the Escrow Account in an amount required to restore the Amount to an amount at least equal to the Cover applicable to the User, and in such proportions of Letters of Credit, Qualifying Guarantees and/or cash as the User may determine. Not later than 10 Working Days before any outstanding Letter of Credit and/or Qualifying Guarantee is due to expire, the User shall procure to the satisfaction of the Company that its required Amount will be available for a further period of not less than 6 months which may be done in one of the following ways:
                                       50

         1.2.1 subject to the issuing bank continuing to have the credit rating set out in the definition of Letter of Credit, provide the Company with confirmation from the issuing bank that the validity of the Letter of Credit has been extended for a period of not less than 6 months on the same terms and otherwise for such amount as is required by this Schedule 1; or

         1.2.2 provide the Company with a new Letter of Credit issued by an issuing bank with an Approved Credit Rating for an amount at least equal to the required Amount applicable to it (less its balance on the Escrow Account) which Letter of Credit shall be available for a period of not less than 6 months; or

         1.2.3 subject to the entity issuing the Qualifying Guarantee continuing to have an Approved Credit Rating provide the Company with confirmation from the issuing entity that the validity of the Qualifying Guarantee has been extended for a period of not less than 6 months on the same terms and otherwise for such amount as is required by this Schedule 1; or

         1.2.4 provide the Company with a new Qualifying Guarantee for an amount at least equal to the required Amount applicable to it (less its balance on the Escrow Account) which Qualifying Guarantee shall be available for a period of not less than 6 months; or

        1.2.5 place such amount in the Escrow Account of an amount as shall ensure that the credit balance applicable to the User and placed in the Escrow Account shall be at least equal to the required Amount.
 1.3  Failure  to supply or  maintain Cover
      If the User fails at any time to  provide or  maintain
      Cover to the satisfaction of the Company in accordance with the provisions of this Schedule 1, the Company may at any time while such default continues, and if at such time any Letter of Credit and/or Qualifying Guarantee forming part of the Cover is due to expire within nine Working Days immediately, and without notice to the User, demand payment of the entire amount of any outstanding Letter of Credit and/or Qualifying Guarantee and shall place the proceeds of the Letter of Credit and/or Qualifying Guarantee to the Escrow Account.

1.4      Substitute Letter of Credit or Qualifying Guarantee

         1.4.1 If the bank issuing the User's Letter of Credit ceases to have the credit rating set out in the definition of Letter of Credit such User shall forthwith procure the issue of a substitute Letter of Credit by a bank that has such a credit rating or a Qualifying Guarantee or place cash in the Escrow Account.

         1.4.2 If the entity providing the User's Qualifying Guarantee ceases to have an Approved Credit Rating the User shall forthwith procure a replacement Qualifying Guarantee from an entity with such a credit rating or a Letter of Credit or place cash in the Escrow Account.

2.       Credit Monitoring

2.1      Determination of Cover

         The amount of Cover which the User shall be required to maintain shall be determined from time to time by the Company in accordance with this
         Schedule 1 on the basis of the criteria set out in paragraph 2.2, and shall be notified to the User.

2.2      Criteria for the provision of Cover

         If paragraph 1.1.2 applies, the amount of Cover required to be provided by the User is the greater of an amount to be reasonably assessed by the Company as the aggregate amount reasonably anticipated by the Company as being payable by the User in respect of Use of System Charges referred to in this Agreement over a 60 day period and (pound)1,000.

2.3      Six Monthly Variation

         In respect of paragraph 2.2, the Company shall calculate the amount for the two six month periods commencing 1st April and 1st October in each year and shall advise the User accordingly.

2.4      Increase or Decrease of Cover

         If, after considering any representation which may be made by the User, the Company reasonably determines that the User's Cover should be increased or decreased, it shall so notify the User. If the Company so determines that such Cover should be decreased and the User consents then that reduction shall take place. The Company shall consent to an appropriate reduction in the available amount of any outstanding Qualifying Guarantee or Letter of Credit and/or shall subject to paragraph 5.1 permit such part of the deposit held in the Escrow Account to be released to the User as is sufficient to reduce the User's Amount to the level of Cover applicable to it. If the Company so determines that the User's Cover should be increased, the User shall, within five Working Days of notice as aforesaid, procure an additional or replacement Qualifying Guarantee or Letter of Credit or place cash in the Escrow Account in an amount sufficient to increase its Amount so as to be at least equal to the new level of Cover applicable to it.

2.5      Notification in respect of Cover

         The Company shall notify the User promptly if:

         2.5.1 the User fails to provide, maintain, extend or renew a Qualifying Guarantee or a Letter of Credit which it is required to provide, maintain, extend or renew pursuant to paragraphs 1 or 2; or

         2.5.2 the Company shall make a demand under any such Qualifying Guarantee or a call under a Letter of Credit; or

         2.5.3 the Company becomes aware that the User (a) shall cease to have an Approved Credit Rating, or (b) shall be placed on credit watch by the relevant credit rating agency (or becomes subject to an equivalent procedure) which in any case casts doubt on the User's retaining an Approved Credit Rating; or

         2.5.4 the Company becomes aware that any bank that has issued a Letter of Credit which has not expired shall cease to have the credit rating required by this Schedule 1; or

         2.5.5 the Company becomes aware that any entity providing a Qualifying Guarantee which has not expired shall cease to have an Approved Credit Rating.

         Provided always that the failure by the Company to notify the User pursuant to this paragraph 2.5 shall not relieve the User of its obligations under and in accordance with the terms of this Schedule 1.

2.6      Release from Cover Obligations

         Upon the termination of this Agreement and provided that all amounts owed by the User in respect of the Use of System Charges and any other amount owed by the User under the Agreement have been duly and finally paid including interest, the User shall be released from the obligation to maintain Cover and the Company shall consent to the revocation of any outstanding Qualifying Guarantee or Letter of Credit and the User shall be entitled to withdraw the balance (including interest credited thereto) standing to the credit of the User on the Escrow Account at that date.

3.       Payment Default

         If, by 12:30 hours on any Payment Date the Company has been notified by the User or it otherwise has reason to believe that the User will not have remitted to it by close of banking business on the Payment Date all or any part ("the amount in default") of any amount which has been notified by the Company to the User as being payable by the User by way of the Use of System Charges on the relevant Payment Date or any other amounts owing under this Agreement except for the disputed amount of a Designated Dispute (as defined in Schedule 6), then the Company shall be entitled to act in accordance with the following provisions (or whichever of them shall apply) in the order in which they appear until the Company is satisfied that the User has discharged its obligations in respect of the Use of System Charges or such other amounts under this Agreement which are payable in respect of the relevant account:

         (a) the Company, to the extent that the User is entitled to receive payment from the Company pursuant to this Agreement (unless it reasonably believes that such set-off shall be unlawful), shall be entitled to set off the amount of such entitlement against the amount in default;

         (b) the amount of funds then standing to the credit of the Escrow Account to the extent that it represents Cover provided by the User in accordance with paragraph 1.2.2 shall be released to the Company and set-off against the amounts unpaid by the User and for that purpose the Company shall be entitled to place such funds in any account of the Company at its sole discretion and shall notify the User accordingly;

         (c) the Company may demand payment under any outstanding Letter of Credit supplied by the User in a sum not exceeding the amount of the Cover;

         (d) the Company may demand payment under any outstanding Qualifying Guarantee provided for the benefit of the User pursuant to paragraph 1.2.3.

4.       Utilisation of Funds

         In addition to the provisions of paragraph 3 above, if the Company serves a notice of termination under the terms of Clause 18 of the Agreement then the Company shall be entitled to demand payment of any of the Use of System Charges and any other amounts owing by the User under the Agreement which are outstanding whether or not the Payment Date in respect of them shall have passed and:

         (i) to make demand under any outstanding Qualifying Guarantee or a call under any outstanding Letter of Credit supplied by the User; and

         (ii) the funds in the Escrow Account to the extent that they represent Cover provided by the User shall be released to the Company and set-off against the Use of System Charges and any other amount owing by the User under the Agreement unpaid by the User and for that purpose the Company shall be entitled to place any such amount released to it from the Escrow Account to any account of the Company as it shall in its sole discretion think fit.

5.       User's Right to Withdraw Funds
5.1 If the User is not in default in respect of any amount owed to the Company in respect of the Use of System Charges or any other amount owing by the User under the Agreement, the Company shall permit the release to such User within a reasonable time after such User's written request therefor any amount of cash provided by the User by way of Cover which exceeds the amount which such User is required to provide in accordance with paragraph 1 of this Schedule 1.

5.2 Interest (at a rate to be agreed by the User with the Bank) on the amount deposited in the Escrow Account shall accrue for the benefit of the User and be compounded quarterly.

6.       No Security

         For the avoidance of doubt, nothing in this Schedule 1 will be effective to create a charge or other security interest.

7.       Disputes

         The parties shall attempt to resolve in good faith any dispute in relation to this Schedule 1. Where the dispute remains unresolved after 14 days either party may refer the dispute to the Director for determination. Any determination by the Director shall be final and binding

8.       Definitions

         In this Schedule 1, except where the context otherwise requires, the following expressions shall have the meanings set opposite them:

         "Amount" means the aggregate of available amounts of each outstanding Letter of Credit and Qualifying Guarantee plus the principal amount (if any) of cash that the User has placed in the Escrow Account (and which has not be repaid to the User or withdrawn by the Company in accordance with this
                  Schedule 1); for the purpose of this definition, in relation to a Letter of Credit "available amount" means the face amount thereof less (i) payments already made thereunder and (ii) claims made thereunder but not yet paid.

          "Approved Credit Rating" means a short-term debt rating of not less than the rating set out in Part [ ] of the Settlement Agreement as amended from time to time.

          Cover" means the aggregate amount for the time being which the User shall be required by the Company to provide and maintain in accordance with this Schedule 1.

          "Escrow Account" a separately designated bank account in the name of the User at such branch of Barclays Bank PLC or such branch of any other bank, in the City of Bristol as the Company shall specify (the "Bank") (on terms to be approved by the Company and which provide, inter alia, that the funds held in the Escrow Account may be released by the Bank to the Company in the circumstances envisaged in paragraphs 3 and 4 of this Schedule 1 with the right to direct payments from the Escrow Account in favour only of the Company until the events specified in paragraph 2.6 have occurred) to which all deposits required to be made by the User pursuant to Schedule 1 of this Agreement shall be placed provided that such proceeds are not to be withdrawn by the User save in accordance with the terms of this Schedule 1.

          "Letter of Credit" means an unconditional irrevocable standby letter of credit in such other form as the Company may reasonably approve issued for the account of the User in sterling in favour of the Company, allowing for partial drawings and providing for the payment to the Company forthwith on demand by any United Kingdom clearing bank or any other bank which in each case has a long term debt rating of not less than single "A" by Standard and Poor's Corporation or by Moody's Investors Services, or such other bank as the Company may approve and which shall be available for payment at a branch of the issuing bank.

          "Payment Date" means the date for payment of any Initial Account, Reconciliation Account or other account submitted to the User pursuant to this Agreement.

          "Qualifying Guarantee" means a guarantee in favour of the Company and in such form as may be agreed between the Company and the User and which is provided by an entity which holds an Approved Credit Rating.

                                   SCHEDULE 2

                       Mandatory Term for Supply Contract



I agree that, by entering into this contract with my supplier, I am also entering into a Standard Connection Agreement (the terms of which my supplier has made known to me) with my local network operator.

                                   SCHEDULE 3



                              Use of System Charges





         Please see following schedule.

Supercustomer DUoS Charges Look-Up Table

TABLE 1

-----------------------------------------------------------------------------------------------------------------------------------
LLF        Valid Profile     Meter Timeswitch       LAF       Standard Settlement  Special      General                DUoS  Tariff

 010             1            500,501,801,802        LLC            393                          Domestic                   10

 020             1            835,587                LLC            393                          Key Meter Domestic         20

 020             1            49,50,560,561          LLC            243                          Key Meter Domestic         20

 030             2            573,580,807,808        LLC            244                          Economy 7                  30

 030             2            31,541                 LLC            176                          Economy 7                  30

 030             2            32,542                 LLC            177                          Economy 7                  30

 030             2            33,543                 LLC            178                          Economy 7                  30

 030             2            34,544                 LLC            179                          Economy 7                  30

 030             2            35,545                 LLC            180                          Economy 7                  30

 030             2            35,546                 LLC            181                          Economy 7                  30

 030             2            37,547                 LLC            182                          Economy 7                  30

 030             2            38,548                 LLC            183                          Economy 7                  30

 030             2            39,549                 LLC            184                          Economy 7                  30

 030             2            47,584                 LLC            432                          Economy 7                  30

 030             2            40,550                 LLC            185                          Economy 7                  30

 030             2            41,551                 LLC            186                          Economy 7                  30

 040             2            42,552                 LLC            244                          Key Meter Economy 7        40

 050             2            536                    LLC            128                          Domestic Seasonal          50

 050             2            54,58,566,570          LLC            436                          Domestic Seasonal          50

 051             2            537                    LLC            342                          Domestic Seasonal Contr
                                                                                                 Night                      51

 060             2            557                    LLC            334                          3 Rate Heating             60

 060             2            53,57,565,569          LLC            435                          3 Rate Heating             60

 061             2            558                    LLC            343                          3 Rate Heating Contr Night 61

 070             2            558,576,820,821        LLC            261           Preserved      White Meter                70

 070             2            51,575                 LLC            427           Preserved      White Meter                70



LLF      Valid Profile     Meter Timeswitch         LAF    Standard Settlemen     Special        General              DUoS Tariff
Class      Class              Code                  Type     Configuration      Conditions       Description             Code
----------------------------------------------------------------------------------------------------------------------------------
 110           3          500,501,801,802          LLC            393                             Small Non Domestic         110

 120           3          835,587                  LLC            393                             Key Meter Small Non Dom    120

 120           3          49,50,560,561            LLC            243                             Key Meter Small Non Dom    120

 130           3          500,501,801,802          LLC            393           Preserved         Small Non Domestic         110

 140           3          835,587                  LLC            393           Preserved         Key Meter Small Non Dom.   120

 140           3          49,50,560,561            LLC            243           Preserved         Key Meter Small Non Dom.   120

 210           4          573,580,807,808          LLC            244                             Small Non Domestic E7      210

 210           4          31,541                   LLC            176                             Small Non Domestic E7      210

 210           4          32,542                   LLC            177                             Small Non Domestic E7      210

 210           4          33,543                   LLC            178                             Small Non Domestic E7      210

 210           4          34,544                   LLC            179                             Small Non Domestic E7      210

 210           4          35,545                   LLC            180                             Small Non Domestic E7      210

 210           4          36,546                   LLC            181                             Small Non Domestic E7      210

 210           4          37,547                   LLC            182                             Small Non Domestic E7      210

 210           4          38,548                   LLC            183                             Small Non Domestic E7      210

 210           4          39,549                   LLC            184                             Small Non Domestic E7      210

 210           4          47,584                   LLC            432                             Small Non Domestic E7      210

 210           4          40,550                   LLC            185                             Small Non Domestic E7      210

 210           4          41,551                   LLC            186                             Small Non Domestic E7      210

 210           4          564,579,803,804          LLC            154                             Small Non Domestic E7      210

 220           4          42,552                   LLC            244                             Key Meter Small Non Dom E7 220

 230           4          573,580,807,808          LLC            244           Preserved         Small Non Domestic E7      210

 230           4          31,541                   LLC            176           Preserved         Small Non Domestic E7      210

 230           4          32,542                   LLC            177           Preserved         Small Non Domestic E7      210

 230           4          33,543                   LLC            178           Preserved         Small Non Domestic E7      210

 230           4          34,544                   LLC            179           Preserved         Small Non Domestic E7      210

LLF      Valid Profile     Meter Timeswitch    LAF     Standard Settlement   Special               General             DUoS Tariff
Class        Class             Code            Type     Configuration       Conditions            Description              Code
----------------------------------------------------------------------------------------------------------------------------------
 230           4          35,545               LLC         180            Preserved         Small Non Domestic E7             210

 230           4          36,546               LLC         181            Preserved         Small Non Domestic E7             210

 230           4          37,547               LLC         182            Preserved         Small Non Domestic E7             210

 230           4          38,548               LLC         183            Preserved         Small Non Domestic E7             210

 230           4          39,549               LLC         184            Preserved         Small Non Domestic E7             210

 230           4          47,584               LLC         432            Preserved         Small Non Domestic E7             210

 230           4          40,550               LLC         185            Preserved         Small Non Domestic E7             210

 230           4          41,551               LLC         186            Preserved         Small Non Domestic E7             210

 230           4          564,579,803,804      LLC         154            Preserved         Small Non Domestic E7             210

 240           4          42,552               LLC         244            Preserved         Key Meter Small Non Domestic E7   220

 250           4          536                  LLC         128                              Non Domestic Seasonal             250

 250           4          54,58,566,570        LLC         436                              Non Domestic Seasonal             250

 251           4          537                  LLC         342                              Non Domestic Seasonal Contr Nht   251

 260           4          536                  LLC         128            Preserved         Non Domestic Seasonal             250

 260           4          54,58,566,570        LLC         436            Preserved         Non Domestic Seasonal             250

 261           4          537                  LLC         342            Preserved         Non Domestic Seasonal Contr Nht   251

 270           3          46,556               LLC         319            Preserved         Day and Night Tariff              270

 280           4          56,60,568,572        LLC         246                              E7 Day & Night Tariff             280

 280           4          562                  LLC         344                              E7 Day & Night Tariff             280

 281           4          563                  LLC         345                              E7 D & N Tariff Contr Nght        281

 310           3          500,501,801,802      LLC         393                              Small Non Domestic                110

 320           3          500,501,801,802      LLC         393            Preserved         Small Non Domestic                110

 330           4          573,580,807,808      LLC         244                              Small Non Domestic E7             210

 330           4          31,541               LLC         176                              Small Non Domestic E7             210

 330           4          32,542               LLC         177                              Small Non Domestic E7             210

 330           4          33,543               LLC         178                              Small Non Domestic E7             210


                                       61



LLF      Valid Profile    Meter            LAF        Standard Settlement    Special            General                DUoS Tariff
Class        Class       Timeswitch Code   Type          Configuration       Conditions         Description            Cod210e

 330           4          34,544             LLC          179                               Small Non Domestic E7            210

 330           4          35,545             LLC          180                               Small Non Domestic E7            210


 330           4          36,546             LLC          181                               Small Non Domestic E7            210


 330           4          37,547             LLC          182                               Small Non Domestic E7            210

330           4          38,548              LLC          183                               Small Non Domestic E7            210


 330           4          39,549             LLC          184                               Small Non Domestic E7            210


 330           4          47,584             LLC          432                               Small Non Domestic E7            210


 330           4          40,550             LLC          185                               Small Non Domestic E7            210


 330           4          41,551             LLC          186                               Small Non Domestic E7            210



 330           4          564,579,803,804    LLC          154                               Small Non Domestic E7            210

 340           4          573,580,807,808    LLC          244                               Small Non Domestic E7            210

 340           4          31,541             LLC          176                               Small Non Domestic E7            210

 340           4          32,542             LLC          177                               Small Non Domestic E7            210

 340           4          33,543             LLC          178                               Small Non Domestic E7            210

 340           4          34,544             LLC          179                               Small Non Domestic E7            210

 340           4          35,545             LLC          180                               Small Non Domestic E7            210

 340           4          36,546             LLC          181                               Small Non Domestic E7            210

 340           4          37,547             LLC          182                               Small Non Domestic E7            210

 340           4          38,548             LLC          183                               Small Non Domestic E7            210

 340           4          39,549             LLC          184                               Small Non Domestic E7            210

 340           4          47,584             LLC          432                               Small Non Domestic E7            210

 340           4          40,550             LLC          185                               Small Non Domestic E7            210

 340           4          41,551             LLC          186                               Small Non Domestic E7            210

 340           4          564,579,803,804    LLC          154                               Small Non Domestic E7            210

 350           4          576,582,820,821    LLC          261                Preserved      Small Non Domestic (8hr)         350

 350           4          51,575             LLC          427                Preserved      Small Non Domestic (8hr)         350

 410        2 or 4        577,583,824,825    LLC          270                Preserved      Off Peak Night only (8hrs)       410

  LLF      Valid Profile        Meter            AF         Standard Settlement    Special        General              DUoS Tariff
  Class        Class         Timeswitch  Code   Type          Configuration       Conditions      Description             Cod210e

 410        2 or 4        45,555                 LLC           268              Preserved     Off Peak Night only (8hrs)     410

 410        2 or 4        44,554                 LLC           265              Preserved     Off Peak Night only (8hrs)     410

 410        2 or 4        55,567                 LLC           62               Preserved     Off Peak Night only (8hrs)     410

 415        2 or 4        577,583,824,825        LLC           270              Preserved     Off Peak Night only (8hrs)     410

 415        2 or 4        45,555                 LLC           268              Preserved     Off Peak Night only (8hrs)     410

 415        2 or 4        44,554                 LLC           265              Preserved     Off Peak Night only (8hrs)     410

 415        2 or 4        55,567                 LLC           62               Preserved     Off Peak Night only (8hrs)     410

 420        2 or 4        21,530                 LLC           73               Preserved     Off Peak Bi                    420

 420        2 or 4        20,529                 LLC           67               Preserved     Off Peak Bi                    420

 425        2 or 4        21,530                 LLC           73               Preserved     Off Peak Bi                    420

 425        2 or 4        20,529                 LLC           67               Preserved     Off Peak Bi                    420

 430        2 or 4        574,581,818,819        LLC           251              Preserved     Off Peak (7hrs)                430

 430        2 or 4        573,580,807,808        LLC           447              Preserved     Off Peak (7hrs)                430

 430        2 or 4        43,553                 LLC           252              Preserved     Off Peak (7hrs)                430

 430        2 or 4        48,585                 LLC           148              Preserved     Off Peak (7hrs)                430

 430        2 or 4        52,586                 LLC           312              Preserved     Off Peak (7hrs)                430

 435        2 or 4        574,581,818,819        LLC           251              Preserved     Off Peak (7hrs)                430

 435        2 or 4        43,553                 LLC           252              Preserved     Off Peak (7hrs)                430

 435        2 or 4        48,585                 LLC           148              Preserved     Off Peak (7hrs)                430

 435        2 or 4        52,586                 LLC           312              Preserved     Off Peak (7hrs)                430

 435        2 or 4        74,599                 LLC           447              Preserved     Off Peak (7hrs)                430

 435        2 or 4        63,588                 LLC           448              Preserved     Off Peak (7hrs)                430

 435        2 or 4        64,589                 LLC           449              Preserved     Off Peak (7hrs)                430

 435        2 or 4        65,590                 LLC           450              Preserved     Off Peak (7hrs)                430

 435        2 or 4        66,591                 LLC           451              Preserved     Off Peak (7hrs)                430

                                       63



  LLF      Valid Profile     Meter         LAF   Standard Settlement    Special            General                DUoS Tariff
  Class        Class    Timeswitch Code   Type   Configuration        Conditions          Description             Cod243010e
 ---------------------------------------------------------------------------------------------------------------------------

 435        2 or 4        67,592         LLC         452          Preserved          Off Peak (7 hrs)                 430

 435        2 or 4        68,593         LLC         453          Preserved          Off Peak (7 hrs)                 430

 435        2 or 4        69,594         LLC         454          Preserved          Off Peak (7 hrs)                 430

 435        2 or 4        70,595         LLC         455          Preserved          Off Peak (7 hrs)                 430

 435        2 or 4        71,596         LLC         456          Preserved          Off Peak (7 hrs)                 430

 435        2 or 4        72,597         LLC         459          Preserved          Off Peak (7 hrs)                 430

 440        2 or 4        11,520         LLC         33           Preserved          Off Peak A                       440

 440        2 or 4        12,521         LLC         34           Preserved          Off Peak A                       440

 440        2 or 4        8,517          LLC         23           Preserved          Off Peak A                       440

 440        2 or 4        16,525         LLC         41           Preserved          Off Peak A                       440

 440        2 or 4        14,523         LLC         37           Preserved          Off Peak A                       440

 440        2 or 4        13,522         LLC         36           Preserved          Off Peak A                       440

 440        2 or 4        10,519         LLC         25           Preserved          Off Peak A                       440

 440        2 or 4        19,528         LLC         44           Preserved          Off Peak A                       440

 440        2 or 4        9,518          LLC         24           Preserved          Off Peak A                       440

 440        2 or 4        5,514          LLC         20           Preserved          Off Peak A                       440

 440        2 or 4        7,516          LLC         22           Preserved          Off Peak A                       440

 440        2 or 4        2,511          LLC         17           Preserved          Off Peak A                       440

 440        2 or 4        17,526         LLC         42           Preserved          Off Peak A                       440

 440        2 or 4        3,512          LLC         18           Preserved          Off Peak A                       440

 440        2 or 4        6,515          LLC         21           Preserved          Off Peak A                       440

 440        2 or 4        1,510          LLC         16           Preserved          Off Peak A                       440

 440        2 or 4        15,524         LLC         40           Preserved          Off Peak A                       440

 440        2 or 4        18,527         LLC         43           Preserved          Off Peak A                       440

 440        2 or 4        4,513          LLC         19           Preserved          Off Peak A                       440


LLF      Valid Profile        Meter Timeswitch   LAF         Standard Settlement       Special          General      DUoS Tariff
Class        Class            Code              Type          Configuration             Conditions     Description    Cod243010e
--------------------------------------------------------------------------------------------------------------------------------
 440        2 or 4        62,578                 LLC                 346              Preserved    Off Peak A             440

 440        1 or 3        500,501,801,802        LLC                 393              Preserved    Off Peak  A             440

 445        2 or 4        11,520                 LLC                 33               Preserved    Off Peak  A             440

 445        2 or 4        12,521                 LLC                 34               Preserved    Off Peak  A             440

 445        2 or 4        8,517                  LLC                 23               Preserved    Off Peak  A             440

 445        2 or 4        16,525                 LLC                 41               Preserved    Off Peak  A             440

 445        2 or 4        14,523                 LLC                 37               Preserved    Off Peak A              440

 445        2 or 4        13,522                 LLC                 36               Preserved    Off Peak A              440

 445        2 or 4        10,519                 LLC                 25               Preserved    Off Peak A              440

 445        2 or 4        19,528                 LLC                 44               Preserved    Off Peak A              440

 445        2 or 4        9,518                  LLC                 24               Preserved    Off Peak A              440

 445        2 or 4        5,514                  LLC                 20               Preserved    Off Peak A              440

 445        2 or 4        7,516                  LLC                 22               Preserved    Off Peak A              440

 445        2 or 4        2,511                  LLC                 17               Preserved    Off Peak A              440

 445        2 or 4        17,526                 LLC                 42               Preserved    Off Peak A              440

 445        2 or 4        3,512                  LLC                 18               Preserved    Off Peak A              440

 445        2 or 4        6,515                  LLC                 21               Preserved    Off Peak A              440

 445        2 or 4        1,510                  LLC                 16               Preserved    Off Peak A              440

 445        2 or 4        15,524                 LLC                 40               Preserved    Off Peak A              440

 445        2 or 4        18,527                 LLC                 43               Preserved    Off Peak A              440

 445        2 or 4        4,513                  LLC                 19               Preserved    Off Peak A              440

 445        2 or 4        62,578                 LLC                 346              Preserved    Off Peak A              440

 445        1 or 3        500,501,801,802        LLC                 393              Preserved    Off Peak A              440

 450        2 or 4        25,534                 LLC                 108              Preserved    Off Peak Bii            450

 450        2 or 4        22,531                 LLC                 104              Preserved    Off Peak Bii            450


LLF      Valid Profile    Meter Timeswitch      LAF       Standard Settlement        Special         General           DUoS Tariff
Class        Class            Code              Type       Configuration             Conditions      Description        Cod243010e
----------------------------------------------------------------------------------------------------------------------------------
 450        2 or 4        24,533                    LLC               107           Preserved     Off Peak Bii        450

 450        2 or 4        23,532                    LLC               106           Preserved     Off Peak  Bii       450
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 450        1 or 3        23,532                    LLC               393           Preserved     Off Peak Bii        450
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 455        2 or 4        500,501,801,802           LLC               108           Preserved     Off Peak  Bii       450
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 455        2 or 4        25,534                    LLC               104           Preserved     Off Peak  Bii       450
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 455        2 or 4        24,533                    LLC               107           Preserved     Off Peak  Bii       450
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 455        2 or 4        23,532                    LLC               106           Preserved     Off Peak Bii        450
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 455        1 or 3        500,501,801,802           LLC               393           Preserved     Off Peak Bii        450
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 460           3          500,501,801,802           LLC               393           Preserved     Small Non Domestic  110
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 470           3          500,501,801,802           LLC               393           Preserved     Small Non Domestic  110
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 480           3          500,501,801,802           LLC               393           Preserved     Small Non Domestic  110
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 840           2          576,582,820,821           LLC               261           Preserved     White Meter         70
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 840           2          51,575                    LLC               427           Preserved     White Meter         70
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          573,580,807,808           LLC               244           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          31,541                    LLC               176           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          32,542                    LLC               177           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          33,543                    LLC               178           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          34,544                    LLC               179           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          35,545                    LLC               180           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          36,546                    LLC               181           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          37,547                    LLC               182           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          38,548                    LLC               183           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          39,549                    LLC               184           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
 850           2          47,584                    LLC               432           Preserved     Economy 7           30
------ ------------------ ---------------------- ---------- ------------------------------------- -----------------------
------ ------------------ ---------------------- ---------- -------------------------------------------- ------------ --
 850           2          40550                     LLC               185           Preserved     Economy 7          30
------ ------------------ ---------------------- ---------- -------------------------------------------- ------------ --

                                       66


LLF      Valid Profile     Meter Timeswitch Code       LAF   Standard Settlement      Special          General       DUoS Tariff
Class        Class                                    Type      Configuration       Conditions        Description   Cod243010e
------ -----------------------------------------------------------------------------------------------------------------------
 850           2          41,551                       LLC           186             Preserved    Economy 7                30
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
 860           3          500,501,801,802              LLC           393             Preserved    Small Non Domestic       110
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
 870           1          500,501,801,802              LLC           393             Preserved    Domestic                 10
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
 890           3          500,501,801,802              LLC           393             Preserved    Small Non Domestic       110
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
 900           3          500,501,801,802              LLC           393             Preserved    Small Non Domestic       110
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
 910           3          500,501,801,802              LLC           393             Preserved    Small Non Domestic       110
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
 920           3          500,501,801,802              LLC           393             Preserved    Small Non Domestic       110
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
 930           3          500,501,801,802              LLC           393             Preserved    Small Non Domestic       110
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
------ ------------------ ------------------------- --------------------------------------------- ----------------------------
 950           3          500,501,801,802              LLC           393             Preserved    Small Non Domestic       110
------ ------------------ ------------------------- --------------------------------------------- ----------------------------

                                       67




Provisional Format of Condition 8 Statement - Model Use of System Agreement Schedule 3 - Table 1 - Non- Supercustomer and hal
 hourlSites

LLF      Valid Profile    Meter Timeswitch AF       Standard Settlement   Special       General Description           DUoS Tariff
Class        Class          Code           Type       Configuration       Condition                                    Cod243010e

------ ------------------ --------------------------- --------------------------------------- ------------------------------------
------ ------------------ --------------------------- ------------------------------- ---------------------------------------------
 510    5,6,7,8 OR H/H                     LHV       393                           Monthly Tariff HV                 510
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 510    5,6,7,8 OR H/H                     LHV       154                           Monthly Tariff HV                 510
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 510    5,6,7,8 OR H/H                     LHV       127                           Monthly Tariff HV                 510
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 510    5,6,7,8 OR H/H                     LHV       135                           Monthly Tariff HV                 510
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 520    5,6,7,8 OR H/H                     LHV       393                           Monthly Tariff HV Parallel Gen    520
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 520    5,6,7,8 OR H/H                     LHV       127                           Monthly Tariff HV Parallel Gen    520
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 521          H/H                          LHV                                     Export (HV)                       521
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 530    5,6,7,8 OR H/H                     LHV       258               Preserved   Monthly Tariff HV8HR              530
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 540    5,6,7,8 OR H/H                     LLV       393                           Monthly Tariff S/S                540
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 540    5,6,7,8 OR H/H                     LLV       154                           Monthly Tariff S/S                540
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 540    5,6,7,8 OR H/H                     LLV       127                           Monthly Tariff S/S                540
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 540    5,6,7,8 OR H/H                     LLV       135                           Monthly Tariff S/S                540
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 550    5,6,7,8 OR H/H                     LLV       393                           Monthly Tariff S/S Parallel Gen   550
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 550    5,6,7,8 OR H/H                     LLV       127                           Monthly Tariff S/S Parallel Gen   550
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 551          H/H                          LLV                                     Export (S/S)                      551
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 560    5,6,7,8 OR H/H                     LLV       258               Preserved   Monthly Tariff S/S8HR             560
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 570    5,6,7,8 OR H/H                     LLC       393                           Monthly Tariff LV                 570
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 570    5,6,7,8 OR H/H                     LLC       154                           Monthly Tariff LV                 570
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 570    5,6,7,8 OR H/H                     LLC       127                           Monthly Tariff LV                 570
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 570    5,6,7,8 OR H/H                     LLC       135                           Monthly Tariff LV                 570
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 580    5,6,7,8 OR H/H                     LLC       393                           Monthly Tariff LV Parallel Gen    580
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 580    5,6,7,8 OR H/H                     LLC       127                           Monthly Tariff LV Parallel Gen    580
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 581          H/H                          LLC                                     Export (LV)                       581
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 590    5,6,7,8 OR H/H                     LLC       258               Preserved   Monthly Tariff LV8HR              590
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------
 600          H/H                          LEV                                     Blue Circle Plymstock             600
------ ------------------ ------------------------ ------------------------------- ---------------------------------------------



Provisional Format of Condition 8 Statement - Model Use of System Agreement Schedule 3 - Table 1 - Non- Supercustomer and half hourly Settled Sites


LLF      Valid Profile     Meter       LAF    Standard             Special       General                           DUoS Tariff
Class        Class       Timeswitch    Type   Settlement          Condition    Description                         Cod243010e
                           Code               Configuration
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
601          H/H                                LEV                             Blue Circle Plymstock Export        601
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 610          H/H                                LE2                             ICI Severnside                      610
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 611          H/H                                LE2                             ICI Severnside Export               611
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 620          H/H                                LE3                             Britannia Zinc Avonmouth            620
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 621          H/H                                LE3                             Britannia Zinc A-mouth Export       621
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 630          H/H                                LE4                             Rolls Royce Filton Main             630
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 631          H/H                                LE4                             Rolls Royce Filton Main Export      631
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 640          H/H                                LE4                             Rolls Royce Filton TT               640
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 641          H/H                                LE4                             Rolls Royce Filton TT Export        641
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 650          H/H                                LE5                             Royal Ordnance Puriton              650
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 651          H/H                                LE5                             Royal Ordnance Puriton Export       651
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 660          H/H                                LE6                             Devonport Dockyard                  660
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 661          H/H                                LE6                             Devonport Dockyard Export           661
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 670          H/H                                LE7                             Standard 33kV Terms                 670
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 671          H/H                                LE7                             Standard 33kV Terms Export          671
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 680          H/H                                LE7                             Standard 33kV Terms                 680
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 681          H/H                                LE7                             Standard 33kV Terms Export          681
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 690          H/H                                LE8                             Caberboard South Molton             690
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 691          H/H                                LE8                             Caberboard South Molton Export      691
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 710          H/H                                LH2                             ECC Cornwall                        710
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 711          H/H                                LH2                             ECC Cornwall Export                 711

------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 720          H/H                                LH8                             BAE Filton                          720
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 721          H/H                                LH8                             BAE Filton Export                   721
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 730          H/H                                LPB                             PBA Avonmouth Internal Sites        730
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------
 731          H/H                                LPB                             PBA Avonmouth Int Sites Export      731
------ -------------------------------------- ---------- ----------------------- -----------------------------------------------

  Provisional Format of Condition 8 Statement - Model Use of System Agreement Schedule 3 - Table 1 - Non- Supercustomer and hal
  hourly Settled Sites


 LLF     Valid Profile  Meter Timeswitch Code    LAF      Standard Settlement    Special    General                   DUoS Tariff
 Class      Class                              Type     Configuration          Condition   Description                Cod243010e
 ----------------------------------------------------------------------------------------------------------------------------------
  970        H/H                                 LLC                                      Unmetered  - Pseudo Metered       970

  980         8        502,857                   LLC              428                     Unmetered - Profiled              980

  980         1        503,858                   LLC              431                     Unmetered - Profiled              980

  980         1        504,859                   LLC              429                     Unmetered - Profiled              980

  980         1        505,860                   LLC              430                     Unmetered - Profiled              980



Supercustomer DUoS Tariffs - Condition 8 Schedule 3 Table 2 - Apr 1998 Price Levels
-------- -------------------------------------------------------------------------------------------------------------------------
DUoS     DUoS Charges
Tariff
Code
         Fixed Charges                    Unit Rate 1                   Unit Rate 2                       Unit Rate 3


         Amount (p/Supply     Frequency   Amount      Time Pattern        Amount (p/k/Wh)    Time       Amount (p/k/Wh)      Time
             Number)           (per)      (p/kWH)      Regime                                Pattern                        Pattern
                                                                                              Regime                         Regime
  10             7.78              day      1.88     1

  20             14.60             day      1.88     1

Of               0.685             day
which
is for
the
provision
of PPI

  20             14.60             day      1.88     21                      1.88             231

Of               0.685             day
which
is for

the
provision
of PPI

  30             10.30             day      2.12     40 1,1124,1126,1128,
                                                     113,9, 1141,               0.43          206 1,1125,1127,
                                                     1143,1145,1147,1149,                     1129,1140,1142,
                                                     13, 97,1151, 1153                        1144,1146,1148,

  40             17.12                day           2.12     401                0.43          2061

 of              0.685                day
which
is for

the
provision
  of
  PPI                                                 1150,1398,1152,



Supercustomer DUoS Tariffs - Condition 8 Schedule 3 Table 2 - Apr 1998 Price Levels

DUoS     DUoS Charges
Tariff
Code
         Fixed Charges                       Unit Rate 1      Unit Rate 2                       Unit Rate 3       Unit Rate 3


         Amount (p/Supply Frequency    Amount      Time       Amount (p/k/Wh)         Time      Amount (p/k/Wh)         Time
          Number)          (per)      (p/kWH)    Pattern                             Pattern                        Pattern
                                                  Regime                             Regimes                         Regime

  50      10.74            day            3.60     1120,273            0.78           1121,274           0.43         1122,275
  51       0.00            day            0.43     1123
  60      10.74            day            3.08     1131,270            0.88           1132,271           0.43         1133,272
  61       0.00            day            0.43     1134
  70      10.30            day            2.12     55,1118             0.60           194,1119
  110     10.74            day            1.97     1
  120     17.56            day            1.97     1

of        0.685            day
which
is for
the
provision
of ppm

120     17.56            day            1.97     21                  1.97           231

of        0.685            day
which
is for
the
provisin
of ppm

  210     13.26            day            2.21     401                       0.43           221 ,2061
                                                   1124,1126,1128,1139,1141,                1125,1127,1129


                                                   1143,1145,1147,1149,1397,1151            1140,1142,1144

                                                   1153                                     1146,1148,1150

                                                                                            1398,1152,1154


Supercustomer DUoS Tariffs - Condition 8 Schedule 3 Table 2 - Apr 1998 Price Levels

DUoS     DUoS Charges
Tariff
Code

         Fixed Charges                         Unit Rate 1            Unit Rate 2                       Unit Rate 3     Unit Rate 3


           Amount (p/Supply   Frequency (per)  Amount    Time         Amount (p/k/Wh)   Time Pattern    Amount (p/k/Wh)  Time
                Number)                        (p/kWH)                                  Regimes
                                                         Pattern                                                         Pattern

                                                         Regime                                                          Regime

  220            20.08              day           2.21   401          0.43              206 1

of               0.685              day
which
is for
the
provision
of ppm

   250            14.74              day           3.75   1120,273     0.84              1121,274               0.43      1122.275


   251            2.74               day           0.43   1123


  270            13.26              day           2.72   183          0.50              71


  280            14.74              day           2.89   276,1135     0.53              277,1136               0.43      160,1137


  281            2.74               day           0.43   1138


  350            13.26              day           2.21   55,1118      0.60              194                    1119


  410            2.74               day           0.60   196,193,190,1119


  420            2.74               day           1.08   156,102


  430            2.74               day           0.43   210,212,206,1125,1127,1129,1140,1142,1144,1146,1148,
                                                         1150,1398,1152,1154






Supercustomer DUoS Tariffs - Condition 8 Schedule 3 Table 2 - Apr 1998 Price Levels

DUoS  DUoS Charges
Tariff
Code


      Fixed Charges                    Unit Rate 1                            Unit Rate 2             Unit Rate 3      Unit Rate 3


      Amount (p/Supply      Frequency    Amount        Time                   Amount    Time Pattern   Amount (p/k/Wh)    Time
        Number)             (per)      (p/kWH)         Pattern                (p/k/Wh)  Regimes                          Pattern
                                                        Regime                                                            Regime



440            2.74               day           0.92   228,149,136,171,153
                                                       151,138,

                                                       185,137,129,131,125,
                                                       173,126, 130,113,157,
                                                       174,127,1130,1


450            2.74               day           1.12   68,61,67,66,1


Note Time Pattern Regimes denoted 1  are default time and tele-switch regimes used when TPR's not complying with those specified above are transmitted.






Public Lighting and Unmetered Supplies DUoS Charges - April 1998 Price Levels


 DUoS         Fixed          Exit                           Control                       Unit                   Unit     Time
Tariff     ((pound)         Point         Timeswitch        Device           Load         Rate 1               Rate 2
  Code          /MPAN/yr)     ((pound)/yr)     ((pound)/yr)      ((pound)/yr)  ((pound)/kW/yr)   (p/kWh)   Time      (p/kWh)




 970         209.00            0.50       10.95              3.00             34.70        0.80    07:00-23:00   0.32  23:00-07:00


 980          9.00             0.50       10.95              3.00             37.35        0.80    07:00-23:00   0.32   3:00-07:00


Site Specific DUoS Charges - April 1998 Price Levels


  DUoS   Fixed     Metering Capacity     Max     Rective   Unit  Month  Time   Unit      Time      Unit   Time     Unit   Time
  Tariff Charge     Charge3 Charge      Demand    Power    Rate         Pattern Rate 2   Pattern  Rate 3  Pattern Rate 4  Pattern
  Charge ((pound) ((pound)  ((pound)    Nov-Feb  Charge     1           Regime  (p/kWh)  Regime  (p/kWh)  Regime  (p/kWh)  Regime
   Code /site/month) /month) /kVA/month)((pound)  (p/kVArh (p/kWh)
                                        /kW/month) (excess)

510       20.00      1.50  1st400 1.18   0.00     0.14      0.86   Jan       1

                           Excess 1.08                      0.77   Dec+Feb

                                                            0.61   Nov+Mar

                                                            0.27   Other


510       20.00    11.50  1st400  1.18    0.00     0.14      1.01   Jan       39     0.15      221

                          Excess  1.08                       0.90   Dec+Feb

                                                             0.71   Nov+Mar

                                                             0.30   Other

-
510       20.00   11.50    1st 400  1.18   0.00     0.14    1.01             148 1      0.42      80,1482    0.12      221

                           Excess   1.08                                     247 1,38 1            80,2472             221
                                                                                                          382

520       20.00   11.50    1st 400  1.18   0.00     0.14      0.86   Jan     1

                           Excess   1.08                      0.77   Dec+Feb

                                                              0.61   Nov+Mar

                                                              0.27   Other


520       20.00  11.50   1st 400  1.18   0.00     0.14      1.01               1481      0.42      80,1482    0.12      221

                         Excess   1.08


530       20.00          11.50    1st 400  1.18   0.00     0.14      1.01   Jan         56        0.16      195

                         Excess   1.08                     0.90   Dec+Feb
                                                           0.71   Nov+Mar

                                                           0.30   Other





Site Specific DUoS Charges - April 1998 Price Levels


DUoS     Fixed   Metering  Capacity     Max    Rective   Unit   Month   Time   Unit    Time     Unit    Time     Unit       Time

Code   ((pound)  (pound)  ((pound)     Charge  Charge      1           Regime  p/kWh)  Regime            Regime  (p/kWh)    Regime
        /site/   /month)  /kVA/month) ((pound) (p/kVArh  (p/kWh)
         month)                        Nov-Feb  (excess)
        ((pound)                       /kW/month)


540      7.00     8.30 3   1st 50  1.50    0.00    0.27    1.30  Jan      1

                           Excess 1.15                     1.17 Dec+Feb

                                                           0.97 Nov+Mar

                                                           0.42 Other


540      7.00       8.303    1st 50  1.50    0.00     0.27       1.53  Jan      39        0.22      221

                             Excess 1.15                         1.37  Dec+Feb

                                                                 1.13  Nov+Mar

                                                                 0.46  Other


540      7.00       8.303    1st 50  1.40    0.00     0.27       2.35          148 1      0.43      80,148 2    0.19      221

                             Excess   1.05                                 247 1,38 1               80,247 2              221

                                                                                                    38 2


550      7.00       8.303    1st 50  1.50    0.00     0.27       1.30  Jan         1

                             Excess   1.15                       1.17  Dec+Feb

                                                                 0.97  Nov+Mar

                                                                 0.42  Other
-

550      7.00       8.303    1st 50  1.40    0.00     0.27       2.35             148 1      0.43      80,1482    0.19      221

                             Excess   1.05



 Site Specific DUoS Charges - April 1998 Price Levels
DUoS    Fixed     Metering    Capacity  Max     Rective  Unit    Month  Time   Unit      Time     Unit    Time     Unit      Time
Code  ((pound)   ((pound)    ((pound)  Charge   (p/kVArh  1            Regime           Regime  (p/kWh)  Regime            Regime
      /site      /month)     /month)  Nov-Feb  (excess) (p/kWh)                                                            (p/kWh)
     /month)                         ((pound)


560    7.00       8.303   1st 50  1.50    0.00    0.27    1.53      Jan         56        0.24      195

                          Excess   1.15                   1.37      Dec+Feb
                                                          1.13      Nov+Mar

                                                          0.46      Other


570    7.00       4.253   1st 20  1.65    0.00    0.43    1.62      Jan         1

                          Excess  1.30                    1.46      Dec+Feb

                                                          1.22      Nov+Mar

                                                          0.57      Other


570    7.00       4.253   1st 20  1.65    0.00    0.43    1.92      Jan         39        0.25      221

                          Excess  1.30                    1.73      Dec+Feb

                                                          1.43      Nov+Mar

                                                          0.64      Other


570    7.00       4.253   1st 20  1.50    0.00    0.43    3.20                 148 1      0.47      80,148 2    0.21      221

                          Excess  1.15                                         247 1 38 1           80,247 2              221

                                                                                                    38 2


580    7.00       4.253   1st 20  1.65            0.43    1.53      Jan         1

                          Excess  1.30                    1.37      Dec+Feb

                                                          1.13      Nov+Mar

                                                          0.46      Other

580    7.00       4.253   1st 20  1.50    0.00   0.43     3.20               148 1      0.47        80,1482    0.21      221

                         Excess  1.15







Site Specific DUoS Charges - April 1998 Price Levels

DUoS    Fixed     Metering    Capacity  Max     Rective  Unit    Month  Time   Unit      Time     Unit    Time     Unit      Time
Code  ((pound)   ((pound)    ((pound)  Charge   (p/kVArh  1            Regime           Regime  (p/kWh)  Regime            Regime
      /month)                         ((pound)



590   7.00       4.253    1st 20  1.65    0.00     0.43    1.92      Jan         56        0.28      195

                          Excess  1.30                     1.73      Dec+Feb

                                                           1.43      Nov+Mar

                                                           0.64      Other


670  56.90      41.40     1st 3000        0.00      0.14   0.49      Jan         39        0.10      221
                          1.15
                                                           0.43      Dec+Feb
                          Excess
                          1.00                             0.34      Nov+Mar

                                                           0.17      Other

Notes

Time Pattern Regimes denoted  `1' apply for price indicated in November -February only

Time Pattern Regimes denoted `2' apply for price indicated in October - March only.

`3' Metering charges for HV, S/S and LV sites> 100kw are (pound)11.50/month independent of voltage connection


                                   SCHEDULE 4

                              Transactional Charges



Part I (i)- Transaction Charges for energisation, de-energisation and re-energisation services

NOTE: The way in which some of these services are provided will depend upon site specific requirements and /or supplier instructions. The charges listed here should, therefore be taken as indicative only.



1. Electricity Supply Regulation Checks

   If carried out at the same time as other work                     Nil Charge

   For each separate visit made to a customer's premises at
      Supplier request                                             (pound)22.00



2. Energise, (Re-energise) a Connection

   A charge will be payable by the Supplier in respect of each site visit made to energise, (re-energise) a connection, including the statutory inspection and tests.

   Simple re-energisation (e.g. replace fuse)



   For visits made in accordance with the appointment guidelines   (pound)22.00


   For visits made same day or at short notice                     (pound)35.00

   For visits made outside normal working hours:-

   Monday - Friday 16:30 - 22:00 Saturday 08:00 - 22:00            (pound)50.00

   All other times and Bank Holidays                               (pound)50.00

3.       Energisation, (re-energisation) Not actioned

         A charge will be payable by the Supplier in respect of each abortive visit made to energise, (re-energise) a connection.

         For visits made in accordance with the appointment
          guidelines                                               (pound)13.00

         For visits made same day or at short notice               (pound)26.00

         For visits made outside normal working hours:-

         Monday - Friday 16:30 - 22:00 Saturday 08:00 - 22:00      (pound)36.00



         All other times and Bank Holidays                        (pound)36.00




   4.   De-energise Connection

        A charge will be payable by the Supplier in respect of each site visit made to de-energise a connection.

        Simple de-energisation (e.g remove fuse)

        For visits made in accordance with the appointment
        guidelines                                            (pound)15.00

        For visits made same day or at short notice           (pound)28.00

        For visits made outside normal working hours:-

        Monday - Friday 16:30 - 22:00 Saturday 08:00
                 - 22:00                                      (pound)38.00


        All other times and Bank Holidays                     (pound)38.00



        Complex de-energisation and subsequent re-energisation
         (e.g cutting and                                      (pound)75.00

        re-jointing service cable outside customer's premises)
            - Time and                                             per hour

        Material based on the stated hourly rate
         (during normal working hours)

   5.   Visit to de-energise : not actioned

        A charge will be payable by the Supplier in respect of each abortive site visit made to de-energise a connection.

        For visits made in accordance with the appointment
           guidelines                                          (pound)13.00

        For visits made same day or at short notice           (pound)26.00

        For visits made outside normal working hours:-

        Monday - Friday 16:30 - 22:00 Saturday 08:00 - 22:00  (pound)36.00


       All other times and Bank Holidays                      (pound)36.00


     6. Energisation, (Re-energisation) or De-energisation
        of Temporary Connection
       (e.g. Christmas lighting, televising a theatrical
        or sporting event etc.)
        The cost of the connection and disconnection will be
        charged for in accordance with our Statement of the   Charges as
        Basis of charges for Connection  to South Western     per 2,3,4 &
        Electricity plc's Electricity Distribution System.    5 above

   7.   Short-term De-energisation and Subsequent Re-energisation of a
        Connection



       For each site visit made to a customer's premises
       for safety reasons, by                                 Nil Charge
       appointment and with at least two working days' notice to de-energise the connection and then revisit at an agreed time to re-energise it.

     Part 1 (ii) Transaction charges for Revenue Protection Services

     NOTE : The way in which some of these services are provided will depend upon site specific requirements and/or supplier instructions. The charges listed should, therefore, be taken as indicative only and are based on the understanding that such work is carried out at the same time as other invetigatory work is undertaken.


         1. An administration charge will be payable by suplliers in all cases where there is clear evidence of interference with the
              meter or connection equipment.                       (pound)158.00


         2.   Replace meter like for like                           From
                                                                   (pound)30.00



         3.   Replace time/teleswitch                              (pound)57.00



         4.   Replace credit meter with prepayment meter           From

                                                                  (pound)110.00

         5.       Replace

                  (a) seal                                       (pound)0.50

                  (b) meter tails                                (pound)12.00

         6.       Fit additional security devices

                  (a) self destruct label                        (pound)0.50

                  (b) security cable & blocks                    (pound)18.00



         7.       De-energise supply:

                  (a)      Remove fuse                           From
                                                                 (pound) 6.00

                  (b)      Remove meter                          From
                                                                 (pound) 9.00

         8.       Revisit de-energised supply
                  (excluding first visit within 14 days and
                  which is made in accordance                    From
-                 with the appointment guidelines)              (pound)25.50



         9.       Revisit customer previously suspected of
                  tampering                                      From
                                                                 (pound)25.50

         10.      Obtain a rights of entry warrant                (pound)65.00

Part 1 (iii) Other services ancillary to use of system transactional charges


      a) Meter Operation Services, Data Collection Services, Prepayment Meter Services and

           Metering Point Administration Services:

           Will be charged in accordance with the Company's Agreement for Meter Operation

           Services, Data Collection Services; Prepayment Meter Services and Metering Point

           Administration Services:



     b)   Radio Teleswitching Services

          The Company may provide Radio Teleswitching Services to those who wish to sponsor group codes. The charges for these services will be fixed by agreement in each case and will reflect the complexity in the proposed arrangements.



     c)   Miscellaneous Charges:

         Other charges for other services ancillary to the Use of System will be individually quoted.

Part II - Payment Terms

1. Within 21 days after the end of each calendar month the Company shall submit to the User an account specifying the payment due from the User in respect of services referred to in Part I of this Schedule performed during that month and any Value Added Tax payable thereon.

2. Within 30 days of the date of an account submitted in accordance with paragraph 1, the User shall pay to the Company all sums due in respect of such account in pounds sterling by electronic transfer of funds to such bank account (located in the United Kingdom) as is specified in the statement, quoting the invoice number against which payment is made.


3. Notwithstanding Clause 8.2 of the Revenue Protection Code of Practice, any disputes shall be governed by Schedule 6.

                                   SCHEDULE 5



               Calculation of Interest on Reconciliation Accounts





For the first day after the Invoice Date of the Initial Account the following calculation shall be used by the Company in preparing a Reconciliation Account:



T1 = (Vr - Vr-1) x (I1 x 1/365) + (Vr - Vr-1)



For all subsequent days until the Invoice Date of the Reconciliation Account the following calculation shall be used by the Company in preparing a Reconciliation
Account:



Tn+1 = Tn x (In x 1/365) + Tn



where



Tn= amount due under a Reconciliation Account, including interest calculated on a daily compound basis


r = run number. For an Initial Settlement Run r = 0, and for a Final Settlement Run, r = 4

In = The Barclays Bank plc daily declared base interest rate for the Working Day prior to day n

Vr = amount due from run calculation r, excluding interest due

n = day number count


For the purpose of calculating daily interest rates, the number of days in a leap year shall be deemed to be 365.

For the avoidance of doubt, the Invoice Date of the Initial Account shall be when n = 0.

                                   SCHEDULE 6



                          Billing and Payment Disputes



1. This Schedule 6 applies to disputes about Use of System Charges payable by the User pursuant to Clauses 6, 7 and 8:



     1.1 where the User disputes an Initial Account or Reconciliation Account or an account issued under Clause 8.2 and the dispute is a Designated Dispute (as defined in paragraph 1.2 below):



          A. the User shall pay such amount of Use of System Charges due as are not in dispute and shall be entitled to withhold the balance pending resolution of the dispute;

          B. the parties shall use reasonable endeavours to resolve the dispute in good faith;



          C. where the dispute remains unresolved after 20 Working Days either party may refer the dispute to arbitration in accordance with Clause 22; and

          D. following resolution of the dispute, any amount agreed or determined to be payable shall be paid within 20 Working Days after such agreement or determination and interest shall accrue on such amount plus Value Added Tax (if any) from the date such amount was originally due until the date of payment at the rate of 1% per annum above the base rate during such period of Barclays Bank plc compounded annually.

         1.2 a dispute shall be a "Designated Dispute" for the purposes of this paragraph 1 where within 7 days of receiving a request for payment the User in good faith provides the Company with a statement and explanation of the amount in dispute where:

          A. there is an error in the information used for the calculation or an arithmetic error in the calculation of Use of System Charges by the Company which is apparent on the face of the Initial Account or Reconciliation Account; and/or

          B. for a Metering Point within Clause 6.3.1, the Company chooses not to use the half-hourly data (whether actual or estimated) provided by the Data Collector for the purposes of Settlement in calculating Use of System Charges and the User disputes the accuracy or validity of the data actually used.


          1.3 for the avoidance of doubt, the disputes about the matters listed at paragraph 1.3 A and B below are not Designated Disputes and paragraph 1.1 shall not apply where:

          A. the Company has invoiced Use of System Charges in accordance with Clause 6.3; and

          B.   the Company has used  estimated  data in  accordance  with Clause
               8.2.1.

         1.4 where, other than in the case of a Designated Dispute within 7 days of receiving a request for payment the User in good faith provides the Company with a statement and explanation of the amount of use of System Charges in dispute:

          A. the User shall pay the total amount of such charges as they fall due in accordance with Clause 6.4;

          B. the parties shall use reasonable endeavours to resolve the dispute in good faith;

          C. where the dispute remains unresolved after 20 Working Days either party may refer the dispute to arbitration in accordance with Clause 22; and

          D. following resolution of the dispute, any amount agreed or determined to be repayable (including where appropriate any interest paid pursuant to Clause 7.5 or Clause 8.3) by the Company shall be paid within 20 Working Days after such agreement or determination and interest shall accrue on such amount from the date such amount was originally paid by the User until the date of repayment at 1% per annum above the base rate during such period of Barclays Bank plc, compounded annually.

                                   SCHEDULE 7

                       APPROVAL AND PERMISSION PROCEDURES



          28.DEFINITIONS

          In this Schedule 7, except where the context otherwise requires, the following terms shall have the meanings set opposite them:-

           "Applicant" means a person who applies for approval pursuant to paragraph 3;

          "Approved Contractor" means a contractor approved pursuant to paragraph 3;

          "Competent Person" means a person appointed by an Approved Contractor in accordance with paragraph 4.1;

          "Certificate of Competence" means a certificate issued by an Approved
               Contractor in accordance with paragraph 4.1;

          "Permission" means a permission issued in writing by the Company pursuant to paragraph 5;

          "Quality Assurance Certification means a body assessed, validated and regulated by the UK Body" Accreditation Service; and

          "Works"  means  any  Energisation  Works,  Re-energisation  Works or
               De-energisation Works.

     29.  PRINCIPLES

     29.1 Subject to the provisions of Clause 10 and this Schedule 7, the User shall be entitled to procure the performance of Works on the Distribution System by a person who is not an employee of the Company. For the avoidance of doubt this Schedule 7 does not apply to work carried out by a Meter Operator pursuant to the Meter Operation Services Agreement.

     29.2 A Competent Person shall be recognised to be a suitable person to carry out Works on the Distribution System in accordance with and to the extent specified in a Permission.

     29.3 Where the User elects to have Works performed on the Distribution System by an Approved Contractor rather than the Company, the Approved Contractor shall undertake to perform all the categories of Works in accordance with and to the extent specified in the Permissions held by its Competent Persons, and the Company shall only be obliged to undertake such categories of Works as are not so specified. The User shall remunerate the Company for undertaking any such Works by reference to the relevant charges set out in Schedule 4, or by agreement where the charges for such Works are not set out therein.


     30.PROCEDURE FOR APPROVING CONTRACTORS

     30.1Where an Applicant has applied for approval as an Approved Contractor for the purposes of this Schedule 7, the Company shall appoint a

          Quality Assurance Certification Body to carry out an assessment of the Applicant's qualifications for approved status. The Applicant shall be advised of any assessment fees payable to the Company. The Quality Assurance Certification Body shall advise the Company and the Applicant of the results of the assessment, and the Company shall decide whether the Applicant may be approved together with the reasons for that decision.

     30.2 An approval pursuant to paragraph 3.1:


          30.2.1 shall be valid for three years, during which period the Company
               may  at  any  time  carry  out   inspections   of  the   Approved
               Contractor's work on site; and

          30.2.2 may be withdrawn at any time by the Company, subject always to the Approved Contractor being given a reasoned explanation. The Company may accept an approval of an Applicant given by another public electricity supplier in accordance with the procedure stated in this paragraph 3.

     31.PROCEDURE FOR RECOGNISING COMPETENT PERSONS

     31.1 A person shall be recognised by the Company as being a suitable person to perform Works on the Distribution System if that person is employed by an Approved Contractor and has been appointed in writing by the Approved Contractor as a Competent Person, being someone who has successfully completed satisfactory training and examination in electrical safety awareness and appropriate technical knowledge, and who personally holds a Certificate of Competence issued by the Approved Contractor as evidence of a suitable qualification in all such respects.

     31.2 A Certificate of Competence issued to an Approved Contractor's employee in accordance with this paragraph 4 shall certify that employee's suitability to perform Works on the Distribution System subject to a Permission. The Approved Contractor shall be responsible for giving the Company a copy of each Certificate of Competence issued by it, for reissuing or revoking each Certificate of Competence every three years, and for maintaining a record of all Certificates of Competence currently in force.


     31.3 A Competent Person must have a valid Certificate of Competence available for inspection at all times when performing any Works on the Distribution System. PROCEDURE FOR GRANTING PERMISSION

     32.1The User shall be entitled to procure the performance of Works on the Distribution System by a Competent Person provided that the Competent Person has a valid Permission. The grant of a Permission to a Competent Person shall not be unreasonably withheld, provided that the Company shall always have a prior right to undertake a trade test and safety awareness assessment of that person and that the reasonable costs of exercising this right shall be paid by the Approved Contractor if requested by the Company.

     32.2 The nature, scope, and extent of the Works which a Competent Person may undertake shall be at the Company's sole discretion. A Permission shall specify in writing the categories of Works which the Competent Person is allowed to undertake on the Distribution System, and the Competent Person's authority to undertake Works shall be limited to those categories alone and shall in no circumstances whatsoever extent to any other category of Works howsoever described.

     32.3 Notwithstanding anything in paragraph 5.2, the categories of Works specified in a Permission may (for example only and without
          limitation)  include  any  of  the   following:

          the withdrawal or replacement of fuse links in the service terminations;

          the connection or severing of wiring between service terminations, meters and distribution boards;

          attendance at or the performance of work in a Distribution System substation without the need for personal supervision;

          the supervision or control of a working party which undertakes any of the above; and

          the  operating of high or low voltage switchgear.

          33.DISPUTES

          33.1The parties shall attempt to resolve in good faith any dispute in relation to assessment fees payable to the Company pursuant to paragraph 3.1 of this Schedule 7. Where a dispute remains unresolved after 14 days either party may refer the dispute to the Director for determination. Any determination by the Director shall be final and binding.

                                   SCHEDULE 8

                  Metering Functionality and Data Requirements



DUOS Charge            Application                 Metering                   Meter Reading     Time for Provision of Data
                                                   Functionality              Frequency           to the Distributor
---------------------------------------------------------------------------------------------------------------------------
Monthly Tariff HV      Single Phase or Three Phase  24hr kW MD, kV Arh
                                                    Total kWh Total            Monthly              Day + 3 Working Days

Monthly Tariff HV      Single Phase or Three Phase  24hr kW MD, kVArh
                                                    Total kWh Rate 1 kWh
                                                    Rate 2                     Monthly              Day + 3 Working Days

Monthly Tariff HV      Single Phase or Three Phase  24hr kW MD, kVArh
                                                    Total kWh Rate 1
                                                     kWh Rate 2, kWhRate 3     Monthly              Day + 3 Working Days

Monthly Tariff HV
Parallel Gen           Single Phase or Three Phase  24hr kW MD, kV Arh
                                                    Total kWh Total            Monthly              Day + 3 Working Days

Monthly Tariff HV
Parallel Gen           Single Phase or Three Phase  24hr kW MD, kVArh
                                                    Total kWh Rate 1
                                                    kWh Rate 2, kWhRate 3      Monthly              Day + 3 Working Days


Export (HV)            Single Phase or Three Phase  24hr kW, kVArh Total
                                                     kWh Total                 Monthly              Day + 3 Working Days

Monthly Tariff HV8HR   Single Phase or Three Phase  24hr kW MD, kVArh
                                                    Total kWh Rate 1 kWh
                                                    Rate 2                     Monthly              Day + 3 Working Days


Monthly Tariff S/S     Single Phase or Three Phase  24hr kW MD, kV Arh
                                                    Total kWh Total            Monthly              Day + 3 Working Days


Monthly Tariff S/S     Single Phase or Three Phase  24hr kW MD, kVArh
                                                    Total kWh Rate 1
                                                     kWh Rate 2                Monthly              Day + 3 Working Days


Monthly Tariff S/S     Single Phase or Three Phase  24hr kW MD,
                                                    kVArh Total kWh
                                                    Rate 1 kWh Rate 2,
                                                    kWhRate  3                 Monthly              Day + 3 Working Days

-
Monthly Tariff S/S
 Parallel Gen           Single Phase or Three Phase  24hr kW MD, kV
                                                     Arh Total kWh Total       Monthly              Day + 3 Working Days

Monthly Tariff S/S
 Parallel Gen           Single Phase or Three Phase  24hr kW MD, kVArh
                                                     Total kWh Rate 1
                                                     kWh Rate 2, kWhRate  3    Monthly              Day + 3 Working Days


Export (S/S)            Single Phase or Three Phase  24hr kW MD, kV Arh
                                                     Total kWh Total           Monthly              Day + 3 Working Days


Monthly Tariff S/S8HR   Single Phase or Three Phase  24hr kW MD, kVArh
                                                     Total kWh Rate 1
                                                     kWh Rate 2                Monthly              Day + 3 Working Days

Monthly Tariff LV       Single Phase or Three Phase  24hr kW MD, kV Arh
                                                     Total kWh Total           Monthly              Day + 3 Working Days

Monthly Tariff LV       Single Phase or Three Phase  24hr kW MD, kVArh
                                                     Total kWh Rate 1
                                                      kWh Rate 2               Monthly              Day + 3 Working Days

Monthly Tariff LV       Single Phase or Three Phase  24hr kW MD, kVArh
                                                     Total kWh Rate 1
                                                     kWh Rate 2, kWh
                                                     Rate   3                  Monthly              Day + 3 Working Days

Monthly Tariff LV

Parallel Gen            Single Phase or Three Phase  24hr kW MD, kV Arh
                                                     Total kWh Total           Monthly              Day + 3 Working Days





             Metering Functionality and Data Requirements continued


    DUOS Charge               Application                  Metering Functionality       Meter Reading    Time for Provision of Data
                                                                                        Frequency           to the Distributor
-----------------------------------------------------------------------------------------------------------------------------------
    Monthly Tariff LV
    Parallel Gen            Single Phase or Three Phase     24hr kW MD, kVArh
                                                            Total kWh Rate 1
                                                            kWh Rate 2, kWhRate 3          Monthly         Day + 3 Working Days


    Export (LV)             Single Phase or Three Phase     24hr kW MD, kV Arh
                                                            Total kWh Total                Monthly         Day + 3 Working Days


    Monthly Tariff LV8H     Single Phase or Three Phase     24hr kW MD, kVArh
                                                            Total kWh Rate 1 kWh
                                                            Rate 2                         Monthly         Day + 3 Working Days


    Domestic                Single Phase or Polyphase       kWh Total                      Bi-annually     Day + 3 Working Days
                            Supply


    Key Meter Domestic      Single Phase Supply             kWh Total                      Bi-annually     Day + 3 Working Days


    Economy 7               Single Phase or Polyphase       kWh Rate 1                     Bi-annually     Day + 3 Working Days
                            Supply
                                                            kWh Rate 2


    Domestic Seasonal       Single Phase or Polyphase       kWh Rate 1                     Bi-annually     Day + 3 Working Days
                            Supply
                                                            kWh Rate 2

                                                            kWh Rate 3

   Domestic Seasonal
   Controlled Night          Single Phase Supply            kWh Rate 3                     Bi-annually     Day + 3 Working Days



   3 Rate Heating          Single Phase or Polyphase        kWh Rate 1                     Bi-annually     Day + 3 Working Days
                           Supply
                                                            kWh Rate 2

                                                            kWh Rate 3

   3 Rate Heating
   Controlled Night        Single Phase Supply              kWh Rate 3                     Bi-annually

   White Meter             Single Phase or Polyphase        kWh Rate 1                     Bi-annually     Day + 3 Working Days
                           Supply
                                                            kWh Rate 2





                 Metering Functionality and Data Reqts continued



     DUOS Charge                 Application                Metering
                                                          Functionality      Meter Reading     Time for Provision of Data
                                                                             Frequency           to the Distributor
-----------------------------------------------------------------------------------------------------------------------------


     Small Non Domestic           Single Phase or
                                  Polyphase Supply            kWh Total       Bi-annually          Day + 3 Working Days

     Key Meter Small
     Non Domestic                 Single Phase Supply         kWh Total       Bi-annually          Day + 3 Working Days


     Key Meter Small
      Non Domestic                Single Phase Supply         kWh Rate 1      Bi-annually          Day + 3 Working Days

                                                              kWh Rate 2

     Small Non Domestic
       E7                        Single Phase Supply          kWh Rate 1      Bi-annually          Day + 3 Working Days

                                                              kWh Rate 2


     Key Meter Small Non
     Domestic E7                 Single Phase Supply          kWh Rate 1      Bi-annually          Day + 3 Working Days

                                                              kWh Rate 2


     Non Domestic Seasonal       Single Phase or
                                 Polyphase Supply             kWh Rate 1      Bi-annually          Day + 3 Working Days

                                                              kWh Rate 2

     Non Domestic Seasonal                                    kWh Rate 3
     Controlled Night            Single Phase Supply
                                                              kWh Rate 3


     E7 Day & Night Tariff       Single Phase or
                                 Polyphase Supply             kWh Rate 1      Bi-annually

                                                              kWh Rate 2

     E7 Day & Night Tariff                                    kWh Rate 3
     Controlled Night            Single Phase Supply
                                                              kWh Rate 3      Bi-annually


     Small Non Domestic (8Hr)     Single Phase or
                                  Polyphase  Supply           kWh Total       Bi-annually          Day + 3 Working Days


             Metering Functionality and Data Requirements continued


          DUOS Charge                  Application                 Metering
                                                                Functionality     Meter Reading     Time for Provision of Data
                                                                                  Frequency           to the Distributor
     ----------------------------------------------------------------------------------------------------------------------------

     Off Peak Night Only (8hr)         Single Phase or
                                       Polyphase Supply           kWh Total       Bi-annually          Day + 3 Working Days


     Off Peak Bi                       Single Phase or
                                       Polyphase Supply           kWh Total      Bi-annually          Day + 3 Working Days


     Off Peak (7 hrs)                   Single Phase or
                                        Polyphase  Supply         kWh Total      Bi-annually          Day + 3 Working Days

     Off Peak A                        Single Phase or
                                       Polyphase  Supply          kWh Total      Bi-annually          Day + 3 Working Days

    Off Peak Bii                        Single Phase or
                                       Polyphase  Supply          kWh Total      Bi-annually          Day + 3 Working Days



Note: For SSC's Refer to Schedule 3, Table 1.

Note: For deemed half-hourly sites half-hourly kWh and half hourly KVArh are required for DUoS billing purposes.


                                   SCHEDULE 9

                                Metering Accuracy

          Metering Accuracy

          1.   Metering  equipment installed and maintained  pursuant to Clause
               12.1 shall be capable of operating within the accuracy limits specified pursuant to the Settlement Agreement and where no accuracy limits are specified in relation to an element of any metering equipment under the Settlement Agreement, the accuracy of that element shall be no less than that specified in Tables 1-4 (inclusive) of Code of Practice Four approved pursuant to the Settlement Agreement ("the agreed accuracy limits").

          Disputes in relation to Metering Accuracy

          2.   Unless  the  accuracy  of  metering   equipment installed  and
               maintained pursuant to Clause 12.1 is disputed by notice in writing ("dispute notice") given by one party to the other, such metering equipment shall be deemed to be accurate. If a dispute notice is given:

          2.1 unless otherwise agreed, the metering equipment shall as soon as practicable be examined and tested by a meter examiner in accordance with schedule 7 to the Act;

          2.2  if on such test :


               2.2.1it shall be found that the  inaccuracy  of the registration of the metering equipment at normal loads exceeds the agreed accuracy limits, suitable adjustment shall be made in the accounts rendered by the Company and the metering equipment or part thereof found to be inaccurate shall be recalibrated or replaced and the cost of such test and recalibration or replacement shall be paid by the User;


               2.2.2the metering  equipment  is found to be accurate  within the said limits, the metering equipment shall be deemed to be accurate and the cost of moving, testing and replacing the metering equipment or any part thereof shall be paid by the party who gave the relevant dispute notice.

                                   SCHEDULE 10



                                    Event log





          In   the following table:



          A) "DTC ref" means the relevant reference number in the Data Transfer Catalogue;



          B)   "DTN"  means  the  Data   Transfer   Network  and  "Phone"  means
               telephone;



          C) the descriptions of the data flows concerned under "Message" are for ease of reference only and shall not affect the obligations of either party under the relevant provisions of this Agreement; and



          D) "CR" means that there is currently no DTC reference, but that a change request is required.



          Where there is more than one means of  transmission  specified  in
          Schedule 10 (one of which being via the Data Transfer Network) it is expected that the parties shall transmit any notice, request or other communication via the Data Transfer Network.


     Agreement   From        To             Message                                   Medium                 DTC ref
     Clause
      No.

                                                                                 DNT        Phone    Fax      Post
     ----------------------------------------------------------------------------------------------------------------------

     3.3      Company         User           Request for evidence of SCA for

     3.3      User            Company        Provision of evidence of SCA for
                                             specific exit point                                       x         x

     3.4      Company         User           Notification that non standard
                                             terms apply to a connection                               x        x



     3.5.3    User            Company        Notification of procurement
                                             of SCA for 100 kW customer
                                             without
                                             CA at 31/5/98                                            x         x


     4.2.4    User/Agent      Company        Confirmation of Appointment of
                                             Accredited Meter Operator,  Data
                                             Collector and Data Aggregator        x                    x         x

     4.2.5    User/Agent      Company        Confirmation metering equipment
                                             installed                            x                   x         x



     4.2.8    User/Agent      Company        Confirmation of customers
                                             appointed Meter Administrator                             x         x


     6.1      Company         User           Notification of variation of
                                             charges                                                   x         x


     7.2      User/Agent      Company        Provision of non-half hourly
                                             Supercustomer DUoS Report             x                   x         x          D0030

              Company         User           Provision of Daily Statements         x                                        D0242



     7.3,7.4  Company         User           Billing by Settlement Class


     8.2      Company         User           Company Refund/Cheque


     8.2      Company         User           Company Invoice Site Specific
                                              Billing

     10.2     User            Company        Request Company to undertake
                                             Energisation,  de-energisation         x
                                              or
                                             Re-energisation works


     10.2.4     Company         User         Request for details needed to                               x         x
                                             identify Metering Points


     10.2.4     User            Company      Details needed to identify
                                             Metering Points                                             x          x



     10.7       Company         User          2 Working days notice of
                                              de-energisation works                                      x         x



     Agreement   From        To             Message                                   Medium                 DTC ref
     Clause
      No.

                                                                                 DNT        Phone    Fax      Post
     ----------------------------------------------------------------------------------------------------------------------



     10.8      Company         User           Notice that Metering Point has
                                              been de-energised by Company         x           x        x



     10.10     Company         User           Instruction to send registration
                                              notice (following
                                              de-energisation)                                 x         x

     10.11     Company         User           Instruction  to send registration
                                              notice (following
                                              re-energisation)                                 x         x

     10.13,
     10.14,
     10.16      User           Company        Disconnection Notice                x            x         x        D0132



     10.14,


     10.15     Company         User           Refusal to disconnect               x            x          x

     10.19     User            Company        Request to de-energise                           x          x           D0134


     10.19.1   Company         User/Agent     Notification of when
                                              Re-energisation work is
                                              expected to be
                                              undertaken                                       x         x

     10.19.3   Company         User           Instruct user to send
                                              registration notice

     12.2      User/Agent      Company        Metering technical data (NHH)        x           x         x            D0150


     12.2      User/Agent      Company        Metering Technical data (HH)         x           x         x            D0268

     12.2      User/Agent      Company        Meter readings (HH)                  x           x         x            D0010



     12.2      User/Agent      Company        Meter advance reconciliation
                                              report (HH meters)                    x          x         x            D0008

     12.2      User/Agent      Company        Estimated half-hourly data report     x          x         x            D0022

     12.2      User/Agent      Company        Validated half hourly advances
                                              for inclusion in aggregated            x         x         x            D0036
                                              supplier matrix, including
                                              unmetered

     12.2      User/Agent      Company        Validated half hourly advances
                                              where half hourly  periods are         x         x         x            D0275
                                              specified in UTC

     12.4      User/Agent      Company        Notification of meter mapping
                                              details                                 x        x         x            D0149


     Agreement   From        To               Message                                   Medium                          DTC ref
     Clause
      No.

                                                                                 DNT        Phone    Fax      Post
     ----------------------------------------------------------------------------------------------------------------------

     12.4       User/Agent      Company        NHH Meter readings                  x                     x     x    D0010


     12.4       User/Agent      Company        Meter Technical Details             x                     x     x    D0150


     12.5       Company         User/Agent     Test metering system                x                     x     x    D0001


     12.8       Company         Agent          Estimated Annual Consumption
                                               for unmetered  sites which are not
                                               subject to HH trading                                     x      x
                                (DC)


     13.1,13.2  User            Company        Customer details                      x                   x        x    D0131


     13.3       User            Company        Change of Customer details            x                   x         x   D0131

     13.4       User/Agent      Company        Report possible safety problem                                          D0135

     13.4       Agent           Company        report urgent  possible
                                               safety problem to Security of
                                               Supplies and
                  (MOP,DC)                     Safety Enquiry service                          x         x         x



     13.5,13.7   User            Company       Provision of details of
                                               special needs customers             x                     x         x       D0225


     13.6,13.7   User            Company       Provision of details of password    x                     x         x       D0131

     16.4        User            Company       Details of customer complaint
                                               in respect of a guaranteed
                                               standard claim                                                     x


                                   SCHEDULE 11

                                 Demand Control



          INTRODUCTION



         The capacity and other technical parameters of the constituent elements which make up the Distribution System provide operational constraints on Demand and the coincidence of Demand.



          DEFINITIONS



          In this Schedule 11, except where the context otherwise requires, the following expressions shall have the meanings set opposite them:



          "Capacity  Headroom"  means a margin of 5 to 15 % below  the maximum
           capacity  of  the  Distribution   System  supplying  a  group  of
           Customers;



          "Compliance Notice" means a notice issued to a Supplier pursuant to paragraph 8.5;



          "Demand" has the meaning given to that term in the Distribution Code;



          "Effective Date" means the date that a notice issued  pursuant to this
           Schedule 11 is deemed received in accordance with Clause 24.5.2 and/or paragraph 11.3 (as appropriate);



          "Emergency SRN" means a notice issued pursuant to paragraph 8.1;



          "Firm SRN" means a notice issued pursuant to paragraph 7.1;



          "Load Managed Area" means an area designated pursuan  to paragraph
           5.1;



         "Load Managed

          Area Notice" means a notice issued pursuant to paragraph 5.1;

         "Provisional SRN" means a notice issued pursuant to paragraph 6.1;

          "Security of Supply" means the ability of the Company to provide supplies to Customers, that comply with the Electricity Supply Regulations and with ERP2/5 and ERP28;

          "SSC" means Standard Settlement Configuration;

          "Supplier" means a person authorised to supply electricity pursuant to section 6(1)(c) and/or section 6(2) of the Act; and

         "Total System" has the meaning given to that term in the Distribution Code;



          36.GENERAL OBLIGATIONS



          3.1 The User shall use reasonable endeavours to ensure that it does not make any changes to SSCs in force at particular Metering Points which have or may have a materially adverse effect on the discharge of the Company's statutory and/or regulatory obligations to develop and maintain an efficient, secure, safe, co-ordinated and economical system for the distribution of electricity by increasing the coincidence of Demand on the Distribution System in a way which is likely to infringe the Capacity Headroom so that it is insufficient to allow for normal variations in Demand.

          3.2 The Company shall use reasonable endeavours to issue notices in Load Managed Areas in the following order: Provisional SRN; Firm SRN and Emergency SRN and normally not to issue a notice for a relevant geographic area within 30 days of the Effective Date of the last notice for that relevant geographic area.

          37.CONSULTATION

         The User may at any time seek advice concerning operational constraints on the Distribution System from the Company on such reasonable terms as the parties may agree in writing.

          38.LOAD MANAGED AREAS



          5.1 The Company may from time to time designate areas of the Distribution System as Load Managed Areas where the Company:



          38.1.1 has identified a need to reinforce or extend the capacity of such areas and prior to issuing a Load Managed Area Notice, either:

               (A) avoided the need for such reinforcement or extension through a reduction in coincidence of Demand by adopting Customer Demand management to control the timing of load switching; or

               (B) reasonably believes that such reinforcement or extension would be avoided through a reduction in coincidence of Demand by Suppliers adopting Customer Demand management to control the timing of load switching.

          5.2 A Load Managed Area Notice shall be sent to the User, all other Suppliers and the Director.

          5.3 A Load Managed Area Notice shall be effective when received or deemed received in accordance with Clause 24.5.2 and shall indicate:



               the geographical area to which it applies by map, postcode or such other method as the Company considers reasonable;

               the time or times of day during which in the Company's opinion changes to SSCs in force at particular Metering Points induced by Suppliers have increased the coincidence of Demand to such an extent that Security of Supply may be threatened; and

               that it shall continue in force until withdrawn in writing by the Company by serving a notice on all Suppliers.



     5.4 The parties acknowledge and agree that the issue of a Load Managed Area Notice constitutes notice that:



          (i)  significant   modifications   of  Customer  Demand  in  the  area
               identified in such notice may threaten Security of Supply;

          (ii) Provisional SRNs, Firm SRNs and Emergency SRNs may be issued in respect of that area;

         (iii) any future changes to SSCs in force at particular Metering Points in that area may be subject at the request of the Company to change in accordance with paragraph 7.5 or 8.5; and

          (iv) any changes to SSCs referred to in paragraph 5.4(iii) will if requested by the Company pursuant to paragraph 7.5 or 8.5 or if made voluntarily by a Supplier be at the relevant Supplier's cost.

     5.5  The Company may designate Load Managed Areas:

         5.5.1    any time up to and including 31 March 1998; and

         5.5.2 any time from [31 August 1998].


          (For the avoidance of doubt, the Company shall not designate Load Managed Areas during the period from 1 April 1998 to 30 August
          1998 inclusive).



     39.PROVISIONAL SECURITY RESTRICTION NOTICES



     6.1 The Company may from time to time issue a Provisional Security Restriction Notice where in the Company's opinion the changes to SSCs in force at particular Metering Points since the Effective Date of a Load Managed Area Notice have increased the coincidence of Demand in the whole or part of the area identified in that notice so as to materially infringe the Capacity Headroom on such area since the issue of that notice.

     6.2 A Provisional SRN shall be sent to the User, all other Suppliers and the Director.

     6.3 A Provisional SRN shall be effective when received or deemed received in accordance with Clause 24.5.2 and shall indicate:



          the geographical area to which it applies by map, postcode or such other method as the Company considers reasonable;

          the time or times of day during which Capacity Headroom has been infringed from the Effective Date of the Load Managed Area Notice; and

          that it shall continue in force until withdrawn in writing by the Company by serving a notice on all Suppliers.

     6.4 The parties acknowledge and agree that the issue of a Provisional SRN constitutes notice that:


          (i) any modifications of Customer Demand induced by changes to SSCs in the area identified in such notice may threaten Security of Supply;

          (ii) Firm SRNs and Emergency SRNs may be issued in respect of that area and that such notices will normally not be issued within 30 days of the Effective Date of the relevant Provisional SRN;

         (iii) any future changes to SSCs in force at particular Metering Points in that area may be subject at the request of the Company to change in accordance with paragraph 7.5 or 8.5 ; and

         (iv) any changes to switching times in order to effect changes to SSCs referred to in paragraph 6.4(iii) will if requested by the Company pursuant to paragraph 7.5 or 8.5 or if made voluntarily by a Supplier be at the relevant Supplier's cost.



     40.FIRM SECURITY RESTRICTION NOTICES



     7.1 The Company may from time to time issue a Firm Security Restriction Notice where in the Company's opinion the changes to SSCs in force at particular Metering Points since the Effective Date of a Load Managed Area Notice have increased the coincidence of Demand in the whole or part of the area identified in that notice and as a result there is a material risk to Security of Supply.


     7.2 A Firm SRN shall be sent to the User, all other Suppliers and the Director.



     7.3 A Firm SRN shall be effective when received or deemed received in accordance with Clause 24.5.2 and shall indicate:



          the geographical area to which it applies by map, postcode or such other method as the Company considers reasonable;

          the time or times of day during which Capacity Headroom is infringed and into which Demand cannot be moved as a result of changes to switching times by Suppliers;

          the time or times of day during which there is sufficient capacity at the Effective Date of the Firm SRN into which Demand can be moved; and that it shall continue in force until withdrawn in writing by the Company by serving a notice on all Suppliers.



     7.4 The parties acknowledge and agree that the issue of a Firm SRN constitutes notice that:



          (i) any modifications of Customer Demand induced by changes to SSCs in the area identified in such notice may threaten Security of Supply;

          (ii) Emergency SRNs may be issued in respect of that area and that such notices will normally not be issued within 30 days of the Effective Date of the relevant Firm SRN;

          (iii)any future changes to SSCs in force at particular Metering Points in that area may be subject at the request of the Company to change in accordance with paragraph 7.5 or 8.5; and

          (iv) any changes to switching times in order to effect changes to SSCs referred to in paragraph 7.4(iii) will if requested by the Company pursuant to paragraph 7.5 or 8.5 or if made voluntarily by a Supplier be at the relevant Supplier's cost.

     7.5 When the Company issues a Firm SRN it may where it reasonably believes that SSCs allocated in respect of the Customers of a Supplier since the Effective Date of the relevant Load Managed Area Notice or Provisional SRN have materially contributed to the risk to Security of Supply in respect of which the Firm SRN has been issued, also send a separate notice to that Supplier and a copy to the Director, requiring it to change at the Supplier's cost within such period of time as the Company considers reasonable the SSCs in force at particular Metering Points in the area designated in the Firm SRN to the SSCs for the relevant Metering Points at the Effective Date of the relevant Provisional SRN or where the Company reasonably believes it is necessary to such other SSCs as shall not have a materially adverse effect on Security of Supply or to take such other action as the Company considers reasonable.



     41.EMERGENCY SECURITY RESTRICTION NOTICES



     8.1 The Company may at any time issue an Emergency Security Restriction Notice where in the Company's opinion there is an immediate risk to Security of Supply. (For the avoidance of doubt the issue of an Emergency SRN shall not be restricted to Load Managed Areas).

     8.2 An Emergency SRN shall be sent to the User, all other Suppliers and the Director.

     8.3 An Emergency SRN shall be effective when received or deemed received in accordance with paragraph 11.3 below and shall indicate:



          the geographical area to which it applies by map, postcode or such other method as the Company considers reasonable;

          the time or times of day into which Demand cannot be moved as a result of changes to switching times by Suppliers;

          the time or times of day during which there is sufficient capacity at the Effective Date of the Emergency SRN into which Demand can by moved; and

          that it shall continue in force until withdrawn in writing by the Company by serving a notice on all Suppliers.

     8.4 The parties acknowledge and agree that the issue of an Emergency SRN constitutes notice that:



          (i) any modifications of Customer Demand induced by changes to SSCs in the area identified in that notice may threaten Security of Supply;

          (ii) any future changes to SSCs in force at particular Metering Points in that area may be subject to reversion to the SSCs for the relevant Metering Points at the Effective Date of the Emergency SRN or such other SSCs as shall not have a materially adverse effect on Security of Supply; and

          (iii)any changes to switching times in order to effect changes to SSCs referred to in paragraph 8.4(ii) will if requested by the Company be at the relevant Supplier's cost.

     8.5 When the Company issues an Emergency SRN it may where it reasonably believes that SSCs allocated in respect of the Customers of a Supplier have materially contributed to the risk to Security of Supply in respect of which the Emergency SRN has been issued, also send a Compliance Notice to that Supplier and a copy to the Director. A
          Compliance Notice shall require the Supplier to change at the Supplier's cost within such period of time as the Company considers reasonable the SSCs in force at particular Metering Points in the area designated in the Emergency SRN to the SSCs for the relevant Metering Points at the Effective Date of the relevant Firm SRN or where the Company reasonably believes it is necessary to such other SSCs as shall not have a materially adverse effect on Security of Supply or to take such other action as the Company considers reasonable. PROVIDED that where the Company requires changes to SSCs in an area which is not a Load Managed Area or to SSCs which have not been modified by the Supplier since the Effective Date of the current Load Managed Area Notice then the cost of Meter Operator visits required to affect such changes shall be at the Company's cost.

     8.6 Failure to Comply with an Emergency SRN or a Compliance Notice shall constitute a breach of this Agreement and the Company may with no prior notice to the User where the User is in such breach De-energise any Metering Point affected by the Emergency SRN or Compliance Notice for which the User is registered in MPAS as the Supplier.



     42.CONFIDENTIALITY



     9.1 Any notice issued by either party pursuant to this Schedule 11 shall be confidential and neither party shall pass on any information contained in such notice to any other person but shall only be able to say that there has been an incident on the Total System and (if known and if power supplies have been affected) an estimated time of return to service.



     43.APPEALS PROCEDURE


     10.1 The parties shall attempt to resolve in good faith any dispute in relation to this Schedule 11. Where the dispute remains unresolved after 14 days either party may refer the dispute to the Director for determination. Any determination by the Director shall be final and binding.


     44.NOTICES



     11.1 Save as provided in paragraph 11.2 a notice, approval, consent or other communication to be made by one party under or in connection with this Schedule 11 shall be in writing and shall be delivered personally or sent by first class post, courier or fax to the other party at the address specified in this paragraph and marked for the attention of the person so specified:



     if   to the Company, to:



         Address:

         Facsimile:

         Attention:

     if   to the User, to:



         Address:

         Facsimile:

         Attention:



     or to such other persons, addresses or facsimile numbers as the relevant party may from time to time specify by notice in writing to the other party.



     11.2 An Emergency SRN shall be dictated by the Company to the User to the person(s) specified in this paragraph on the telephone number so specified who shall record it and on completion shall repeat the notification in full to the Company and check that it has been accurately recorded:



                   Attention:

                   Telephone Number:



         or to such other persons or telephone numbers as the User may from time to time specify by notice in writing to the Company, PROVIDED THAT the User shall ensure that such person(s) shall be contactable at the specified telephone number at all times.



     11.3 An Emergency Security Restriction Notice shall be deemed received when the Company has dictated it to the User.



     11.4 The Company shall also send an Emergency SRN in writing as soon as reasonably practicable to the User in accordance with paragraph 11.1 above (for the avoidance of doubt, such notice shall be for the record and shall not replace the notice given in accordance with paragraph
          11.2 but shall be deemed received in accordance with Clause 24.5.2 of this Agreement)



     12.  REVIEW PROCEDURE

     12.1 The Company shall, no later than the later of 6 months after its Effective Date or 6 months after its last review, review every Load Managed Area Notice, Provisional SRN, Firm SRN and Emergency SRN issued by it pursuant to this Schedule 11 which is still in force.

     12.2 Where the Company reasonably believes that the relevant notice should continue in force it will notify all Suppliers and the Director accordingly, together with its reasons.

     12.3 Where the Company reasonably believes that the relevant notice should not continue in force it will withdraw the relevant notice and notify all Suppliers and the Director.

                                   SCHEDULE 12

                          Standard Connection Agreement

                          Standard Terms of Connection

          (A) The electricity you receive from your electricity supplier will be delivered using the distribution network run by your local network operator. To receive a supply of electricity you require both:

               a connection agreement with your local network operator to maintain the connection of your premises to the network; and

               a supply contract with your electricity supplier.

          (B) Your electricity supplier has been appointed as the agent of your local network operator to obtain a connection agreement with you on these standard terms. When you enter into your electricity supply contract, you are also entering into this connection agreement with your local network operator.

          (1)Interpretation: In this agreement the terms "we", "our" and "local network operator" mean, for each connection to a network through which you are supplied under your electricity supply contract, the public electricity supplier which owns or operates that network.

          (2) Existing terms: Any existing terms applying to your connection to our network (except for our tariff terms or another standard connection agreement) will apply instead of this agreement to the extent that they are inconsistent with this agreement.

          (3) Duration of this connection agreement: This agreement takes effect from the time that your electricity supply contract takes effect and will continue (even if your electricity supply contract ends) until it ends under Clause 11 below.

          (4) Connection to our network: Your premises will remain connected to our network in accordance with the provisions of the Electricity Act 1989, any other legal requirements that apply from time to time, and the terms of this agreement.

          (5) Network constraints: Our obligations under this agreement are subject to the maximum capacity and any other design feature of your connection. In accordance with existing legal rules, you must contact us in advance if you propose to make any significant change to your connection, electric lines or electrical equipment, install or operate generating equipment or do anything else that could affect our network or require alterations to your connection.

          (6) Delivery of electricity: We do not guarantee that we will deliver electricity through our network at all times or that electricity delivered through our network will be free of brief variations in voltage or frequency.

          (7) Cutting off your supply: We may cut off the supply of electricity to your connection where we are entitled to do so under the general law. We may also cut off your supply of electricity where we are required to do so under your electricity supply contract or the electricity industry arrangements under which we operate.

          If something goes wrong: If we fail to comply with any term of this agreement, or are negligent, you may be entitled under the general law to recover compensation from us for any loss you have suffered. However, we will not be required to compensate you for loss caused by anything beyond our reasonable control, or for any indirect, consequential, economic or financial loss (including losses of revenue, profit or opportunity, wasted expenses or loss of contract or goodwill), other than where you are entitled to recover compensation for such loss under the general law in relation to death or personal injury.

          (8) Business customers: If the electricity supplied to your premises is used wholly or mainly for business purposes, each of us will only be liable to the other in accordance with the limitations in Clause 8 and up to a maximum of (pound)100,000 per calendar year.

          (9)Changing this connection agreement: The terms of this connection agreement will be changed automatically to incorporate any changes which are approved by the Director General of Electricity Supply. Any change which is approved will be announced in at least three national daily newspapers and will take effect from the date stated in those announcements.

               Either of us may ask the other to accept a change to any part of this agreement at any time if either believes the change is needed because of the nature of your connection or because this agreement is no longer appropriate. (It is unlikely that we will propose any changes unless your connection is at high voltage, you have generating equipment or there are other special features.) If a change is proposed under this clause, and cannot be agreed between us within 28 days, either of us may ask the Director General of Electricity Supply to decide whether or not the change should be made.

          (10)Ending this connection agreement: This agreement will end in relation to a connection when one of the following occurs:

              you begin to take your electricity supply through that connection from us on our tariff terms;

              you permanently stop having electricity delivered through that connection;

              you no longer either own or occupy the premises at which that connection is situated; or

              any circumstances arise which legally entitle us to cut off your electricity supply to that connection and we write to you advising you that this agreement is ended.

     The ending of this agreement will not affect any rights, remedies or obligations which may have come into being under this agreement and Clauses 8 and 9 will continue to apply to those rights, remedies and obligations.

          (11)Transferring this connection agreement: You are not entitled to transfer this agreement to another person without our consent.

          (12) Providing information: You must provide us with any information we request in relation to the nature, or use by you, of electrical equipment on your premises. We will only ask for information that we need in relation to this agreement or the Distribution Code that applies under our Public Electricity Supply Licence.

          Edition 1



                                   SCHEDULE 13

                                    Reporting
          The report by the Company pursuant to Clause 16.9 shall be a report by the Distribution Business on the standards set out below, excluding those standards which are specific to the Supply
          Business.


     Standard        Description                           Reporting Details:
     -------------------------------------------------------------------------------------------------

                                                            Total within Authorised Area
                                                            for customers of all suppliers of
                                                            electricity

     GS1             Main fuse failure                      Number of failures within the last quarter

     GS2             Supply network failure                 Number of failures within the last quarter


     GS3             Giving Supply by installing a          Number of failures within the last quarter
                     meter


     GS4             Estimating the cost of a new           Number of failures within the last quarter
                     supply


     GS5             Planned supply interruption            Number of failures within the last quarter


     GS6             Supply voltage                         Number of failures within the last quarter


     GS7             Meter accuracy                         Number of failures within the last quarter


     GS8             Account queries                        Number of failures within the last quarter


     GS9             Appointment on electricity             Number of failures within the last quarter
                     supply business


     GS10            Penalty payments                       Number of failures within the last quarter


     OS1             Restoration of supply                  Number of failures within the last quarter
                     following distribution system
                     failure over 1 minute

     OS2             Correction of non-statutory            Number of failures within the last quarter
                voltage levels

     OS3             Provision of a new supply              Number of failures within the last quarter

     OS4             Reconnection following                 Number of failures within the last quarter
                     disconnection for non-payment

     OS5             Resiting whole current meters          Number of failures within the last quarter






     OS6             Changing a meter to affect a           Number of failures within the last quarter
                     change in the basis of
                     charging for supply

     OS7             Obtaining firm/customer meter          Number of failures within the last quarter
                     readings

     OS8             Responding to written queries          Number of failures within the last quarter
